                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

                        BROADWAY FINANCIAL CORPORATION
               (Name of Registrant as Specified in its Charter)

                        BROADWAY FINANCIAL CORPORATION
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        BROADWAY FINANCIAL CORPORATION

                          4835 West Venice Boulevard
                         Los Angeles, California 90019


Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at Holman United Methodist Church, in the White Fellowship Hall, 3320 West Adams Boulevard, Los Angeles, California 90018, at 2:00 p.m., Pacific time, on July 3, 1996.

As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of two directors, to ratify the appointment of the independent auditors for the Company, to approve certain employee and director stock plans and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your vote is very important, regardless of the number of shares you own. I urge you to mark, sign and date each proxy card you receive and return it as soon as possible in the postage-paid envelope provided, even if you currently plan to attend the Annual Meeting. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,



Paul C. Hudson
President and Chief Executive Officer

IMPORTANT: IF YOUR BROADWAY FINANCIAL CORPORATION SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY THEY CAN EXECUTE A PROXY ON YOUR BEHALF. TO ENSURE THAT YOUR SHARES ARE VOTED, WE URGE YOU TO TELEPHONE THE INDIVIDUAL RESPONSIBLE FOR YOUR ACCOUNT TODAY AND OBTAIN INSTRUCTIONS ON HOW TO DIRECT HIM OR HER TO EXECUTE A PROXY.

IF YOU HAVE ANY QUESTIONS OR NEED ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY'S INVESTOR RELATIONS REPRESENTATIVE, BOB ADKINS, AT (213) 931-1886, EXT 255.

                        BROADWAY FINANCIAL CORPORATION
                          4835 West Venice Boulevard
                         Los Angeles, California 90019



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on July 3, 1996



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at Holman United Methodist Church, in the White Fellowship Hall, 3320 West Adams Boulevard, Los Angeles, California 90018, at 2:00 p.m., Pacific time, on July 3, 1996, for the following purposes:

     1) To elect two directors of the Company to serve until the Annual Meeting to be held in 1999 or until their successors are elected and have been qualified. The Board of Directors has nominated Mr. Lyle A. Marshall and Mr. A. Odell Maddox.

     2) To ratify the appointment of Ernst & Young LLP as the Company's independent auditing firm for 1996 and 1997.

     3) To approve the Bank's 1996 Recognition and Retention Plan for Outside Directors.

     4) To approve the Bank's Performance Equity Program for Officers and Employees.

     5)   To approve the Company's Long Term Incentive Plan.

     6)   To approve the Company's 1996 Stock Option Plan for Outside Directors.

     7) To consider such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has selected June 10, 1996 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the executive offices of Broadway Financial

Corporation during the ten days prior to the meeting. Such list will also be available for inspection at the time and place of the Annual Meeting.

By Order of the Board of Directors


Bob Adkins
Secretary


Los Angeles, California
June 12, 1996

                        BROADWAY FINANCIAL CORPORATION

                          4835 West Venice Boulevard
                         Los Angeles, California 90019

                               PROXY STATEMENT

                        Annual Meeting of Stockholders

                                 July 3, 1996

             INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Broadway Financial Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Holman United Methodist Church, in the White Fellowship Hall, 3320 West Adams Boulevard, Los Angeles, California, 90018, at 2:00 p.m., Pacific time, on July 3, 1996, and at any adjournment thereof. This Proxy Statement and the accompanying proxy card were first mailed to stockholders on or about June 12, 1996.

The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. (the "Bank") as part of the Bank's conversion from a Federally chartered mutual savings and loan association to a Federally chartered stock savings bank (the "Conversion"). The Conversion was completed, and the Bank became a wholly-owned subsidiary of the Company, on January 8, 1996. Prior to the completion of the Conversion, the Company had no assets or liabilities and did not conduct any business other than that of an organizational nature. Unless otherwise indicated, references in this Proxy Statement to the Company include the Bank as its predecessor.

The Board of Directors of the Company has selected June 10, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 892,688 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), were outstanding at the close of business on that date. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy or other written notice of revocation to Bob Adkins, Secretary of the Company, at 4835 W. Venice Boulevard, Los Angeles, California 90019. A proxy may also be revoked if the person executing the proxy is present at the Annual Meeting and chooses to vote in person. If no contrary instructions are given, proxies received pursuant to this solicitation will be voted FOR the election of the directors named in this Proxy Statement, FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal years ending December 31, 1996 and 1997, and FOR approval of each of the Bank's 1996 Recognition and Retention Plan for Outside Directors, the Bank's 1996 Performance Equity Program for Officers and Employees, the Company's Long-Term Incentive Plan and the Company's 1996 Stock Option Plan for Outside Directors. Although the Board of Directors currently knows of no other matter to be brought before the Annual Meeting, if other matters properly come before the Annual Meeting and may properly be acted upon, including voting on a substitute nominee for director in the event that one of the nominees named in this Proxy Statement becomes unwilling or unable to serve before the Annual Meeting, such proxies will be voted in accordance with the best judgment of the persons named in the proxy.

Election of each of the directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Ratification of the appointment of Ernst & Young LLP, and approval of each of the Bank's Recognition and Retention Plan for Outside Directors, the Bank's 1996 Performance Equity Program for Officers and Employees, the Company's Long Term Incentive Plan and the Company's 1996 Stock Option Plan for Outside Directors requires the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. For purposes of determining whether the requisite approvals have been obtained, abstentions are included in the calculation and will be treated as "no" votes, and "broker non-votes" will be disregarded in the calculation.

The principal solicitation of proxies is being made by mail. The Company has retained American Securities Transfer, Inc., the Company's transfer agent, to assist in the solicitation of proxies for an estimated fee of $1,437.23 plus reimbursement for certain expenses. To the extent necessary, proxies may be solicited by certain officers, directors and employees of the Company or the Bank, none of whom will receive additional compensation therefor, and may also be solicited by telegram, telephone or personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse brokers for forwarding solicitation material to beneficial owners of shares.

                             ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes with the term of one class of directors to expire each year. Two directors are to be elected at the Annual Meeting. The Certificate of Incorporation does not provide for cumulative voting in the election of directors.

The following table sets forth the names and certain information regarding the persons who are currently members of the Company's Board of Directors, including those nominated by the Board of Directors for reelection at the Annual Meeting. If elected, Mr. Lyle A. Marshall and Mr. A. Odell Maddox will each serve for a term of three years or until their respective successors are elected and qualified. Both nominees have consented to be named and have indicated their intention to serve if elected. Each director listed below served as a director of the Bank prior to its reorganization into a holding company structure, and the dates listed below pertaining to length of service as a director reflect service as a director of the Bank prior to such reorganization as well as service as a director of the Company thereafter.
If either of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Company's Board of Directors.

                                  Age at
                               December 31,     Director      Term       Positions Currently Held
      Name                         1995          Since       Expires     with the Company and the Bank
- --------------------------     ------------     --------     -------     ---------------------------------------
NOMINEES:

   Lyle A. Marshall                 70            1976        1996       Director of Company and Bank

   A. Odell Maddox                  49            1986        1996       Director of Company and Bank

CONTINUING
DIRECTORS:

   Elbert T. Hudson(1)              75            1959        1998       Director and Chairman of the Board of
                                                                         Company and Bank

   Paul C. Hudson(1)                47            1985        1997       Director, President and Chief Executive
                                                                         Officer of Company and Bank

   Kellogg Chan                     56            1993        1997       Director of Company and Bank

   Willis K. Duffy                  68            1974        1998       Director of Company and Bank

   Rosa M. Hill                     66            1977        1998       Director of Company and Bank

   Larkin Teasley                   59            1977        1997       Director of Company and Bank


- -------------------
(1) Elbert T. Hudson and Paul C. Hudson are father and son.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             FOR THE ABOVE NOMINEES.

The business experience of each of the nominees and continuing directors is as follows:

Nominees:

Lyle A. Marshall is a retired tax attorney. He previously served as President of Lyle A. Marshall & Assoc., Ltd., a consulting firm, and was co-owner of Drummond Distributing Co. Mr. Marshall was admitted to practice before the U.S. Supreme Court, U. S. District Court, Eastern District, U. S. Tax Court and the New York State Bar. Mr. Marshall is Chairman of the Audit Committee and the Internal Asset Review Committee of the Board. Mr. Marshall also chairs the Board of the Watts/Willowbrook Boys & Girls Club.

A. Odell Maddox is President and Manager of Maddox & Stabler Construction Co. Inc. Mr. Maddox is Chairman of the Loan Committee of the Board.

Continuing Directors:

Elbert T. Hudson is Chairman of the Company and the Bank and has engaged in the practice of law since his retirement as Chief Executive Officer in 1992. He was elected as President/Chief Executive Officer in 1972, a position he held until his retirement. Mr. Hudson is currently Chairman of the Executive Committee of the Board, a committee he has served on continuously since 1959, and served on the Loan Committee of the Board from 1959 through 1984. Mr. Hudson has been a member of the California Bar Association since 1953 and was a practicing attorney prior to his election as President/Chief Executive Officer of the Bank. Mr. Hudson serves on the Board of Directors of Broadway Service Corporation ("BSC"), a wholly-owned subsidiary of the Bank, and as a member of the Board of Directors of Golden State Mutual Life Insurance Company, as well as a member of its Executive Committee and as Chairman of its Audit Committee. He chairs the Board of Trustees for the Angelus Funeral Home Pre-need Fund. He is President of the Board of NAACP "New Careers," and member of the Board of Los Angeles Trade Technical College Foundation.

Paul C. Hudson is President and Chief Executive Officer of the Company and the Bank. Mr. Hudson joined the Bank in 1981, was elected to the Board in 1985, and served in various positions prior to becoming President and Chief Executive Officer in 1992. Mr. Hudson is an inactive member of the California and District of Columbia Bar Associations. He is a member of the Board of America's Community Bankers, the Western League of Financial Institutions and the American League of Financial Institutions. He also serves on the Board of the California Business Roundtable, Pitzer College and the California Community Foundation. Mr. Hudson is a member of the Private Industry Council and chairs the Board of Community Build and College Marketplace.

Kellogg Chan has been a member of the Board of Directors since 1993. Now retired, he previously served as Chairman and Chief Executive Officer of Universal Savings, f.s.b. and President and Chief Executive Officer of East-West Federal Bank, f.s.b. Mr. Chan is a member of the Audit Committee of the Greater Los Angeles Zoo Association, a member of the Board of the San Marino City Club and the Southern California Chinese Lawyers Association. He is also a member of the Board of the San Gabriel Valley Council of Boy Scouts.

Willis K. Duffy, D.D.S. is a retired dentist. He previously was general partner of Washington Medical Center. Dr. Duffy is Chairman of the Compensation/ Benefits Committee of the Board. Dr. Duffy also serves as a member of the Board of the Watts/Willowbrook Boys and Girls Club, the Los Angeles Police Department Historical Society and the Sigma Pi Phi Foundation.

Rosa M. Hill is the Corporate Secretary of S.J.H Investment Company. Previously she was an elementary school teacher in the Los Angeles City Schools and Fisk University Children's School. She also was a social worker with the Los Angeles County Bureau of Public Assistance. Mrs. Hill is the Chairperson of the Compliance/Community Reinvestment Act (CRA)/Public Relations Committee of the Board. She serves on the Board of Trustees of Bennett College, Greensboro, North Carolina. Mrs. Hill has been an active member of Holman United Methodist Church for over 40 years where she has held many leadership positions.

Larkin Teasley is President and Chief Executive Officer of Golden State Mutual Life Insurance Company and a member of its Board of Directors. Mr. Teasley is a member of the Board of the Golden State Minority Foundation, the Greater Los Angeles African American Chamber of Commerce, the California Chamber of Commerce and the Boy Scouts of America.

Board Meetings and Committees

The Board of Directors of the Company and the Board of Directors of the Bank held two and thirteen meetings, respectively, during 1995. The Bank has a total of six committees: the Executive Committee, the Audit Committee, the Compensation/Benefits Committee, the Loan Committee, the Internal Asset
Review Committee and the Compliance Committee.   In May, 1996 three separate
committees were established by the Company: the Executive Committee, the Compensation/Benefits Committee and the Audit Committee. The Board of directors of the Company does not have a standing nominating committee.

Bank Committees:

The Executive Committee during 1995 consisted of Messrs. Elbert T. Hudson, Paul C. Hudson, Lyle A. Marshall and Larkin Teasley. This committee monitors financial matters such as capital adequacy and liquidity, and analyzes overall earnings performance, focusing on trends, regulations, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Board meetings, counseling the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process. The Executive Committee met eleven times during 1995.

The Audit Committee consists of Mr. Lyle A. Marshall, Mrs. Rosa Hill and Dr. Willis K. Duffy. The Audit Committee is responsible for oversight of the internal auditor function, assessment of accounting systems, monitoring of internal control deficiencies and monitoring regulatory examination compliance. The committee is also responsible for oversight of external auditors. During 1995 the Audit Committee met six times.

The Compensation/Benefits Committee consists of Dr. Willis K. Duffy, Messrs,
A. Odell Maddox and Larkin Teasley. This committee is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues, as well as the appraisal of the chief executive officer's performance, determination of his salary and bonus, and for making recommendations regarding such matters for approval by the Board of Directors. During 1995 the Compensation/Benefits Committee met seven times.

The Loan Committee consists of Messrs. A. Odell Maddox, Paul C. Hudson, Kellogg Chan and non-Board member, Bruce Solomon, Senior Vice President-Chief Loan Officer. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established lending policies, and approving specific loans in accordance with the Bank's loan policy. During 1995 the Loan Committee met twelve times.

The Internal Asset Review Committee consists of Messrs. Lyle A. Marshall, Elbert T. Hudson and non-Board members Bob Adkins, Senior Vice President-Chief Financial Officer and Ms. Alesia Willis, Vice President-Loan Service Manager. The Internal Asset Review Committee is responsible for the review and approval of asset classifications, and for monitoring delinquent loans and foreclosed real estate. In addition, the Internal Asset Review Committee reviews the status of the Bank's general loan loss allowance. During 1995 the committee met twelve times.

The Compliance/Community Reinvestment Act/Public Relations Committee consists of Mrs. Rosa Hill, and Messrs. Elbert T. Hudson and Kellogg Chan. This committee is responsible for reviewing the Bank's compliance with state and federal regulations, monitoring compliance with the Community Reinvestment Act and oversight of public relations and community outreach efforts. During 1995 the Compliance/Community Reinvestment Committee met seven times.

Company Committees:

The Executive Committee consists of Messrs. Elbert T. Hudson, Paul C. Hudson and Kellogg Chan. This committee monitors Company financial matters such as analysis of overall earnings performance, focusing on trends, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Company Board meetings, counseling the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process.

The Audit Committee consists of Mr. Lyle A. Marshall, Mrs. Rosa Hill and Mr.
A. Odell Maddox. The Audit Committee is responsible for oversight of the internal auditor function for the Company, assessment of accounting systems, monitoring of internal control deficiencies and monitoring regulatory compliance. The committee is also responsible for oversight of external auditors.

The Compensation/Benefits Committee consists of Dr. Willis K. Duffy and Mr. Larkin Teasley. This committee is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues at the Company level.

Executive Officers Who are Not Directors

The following table sets forth certain information with respect to executive officers of the Company and/or the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of their respective Boards of Directors.

                      Age at
Name                 12/31/95   Positions Held With the Company and the Bank
- ------------------   --------   ------------------------------------------------
Arnelda Francis         54      Executive Vice President - Chief Operations
                                Officer of Bank

Bob Adkins              45      Secretary and Chief Financial Officer of Company
                                and Senior Vice President - Chief Financial
                                Officer of Bank

Bruce Solomon, Sr.      49      Senior Vice President - Chief Loan Officer
                                of Bank

The business experience of each of the executive officers is as follows:

Arnelda Francis joined the Bank in 1963 as an accountant, left the Bank to finish her education and rejoined the Bank in 1971 as Internal Auditor. She has served as Controller, Vice President-Finance, Chief Financial Officer and currently serves as Executive Vice President/Chief Operations Officer and Compliance Officer. She has 27 years of experience in the savings and loan industry.

Bob Adkins joined the Bank in 1994 as the Chief Financial Officer.  Mr.
Adkins became Secretary and Chief Financial Officer of the Company and Senior Vice President-Chief Financial Officer of the Bank in 1995. Mr. Adkins also serves as Director and Secretary/Treasurer of BSC. Immediately prior to joining the Bank Mr. Adkins was Chief Financial Officer of Westside Bank of Southern California for three years. Westside Bank was placed into receivership by regulatory authorities in late 1993. Mr. Adkins has over 20 years experience in the financial services industry, including experience in public accounting. Mr. Adkins is a Certified Public Accountant, holds an MBA degree and a Bachelors degree in Accounting. Mr. Adkins is President of the Board of the California State University at Los Angeles Foundation and is a member of the Advisory Board of the Community Housing Assistance Program, Inc.

Bruce Solomon joined the Bank in 1993 as the Chief Loan Officer and currently serves as Senior Vice President-Chief Loan Officer and CRA Officer. Prior to joining the Bank Mr. Solomon had over 19 years of experience in the banking industry, primarily in real estate lending with Hancock Savings and Loan Association, National Home Equity Corporation and Valley Federal Savings and Loan Association. Mr. Solomon serves on the Board of the Home Loan Counselling Center, the Inglewood Neighborhood Housing Services and the Los Angeles Local Development Corporation.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP ("Ernst & Young") as the Company and the Bank's independent auditors for the fiscal years ending December 31, 1996 and 1997, subject to ratification of such selection by the
stockholders at the Annual Meeting.   The Company selected Ernst & Young to
replace KPMG Peat Marwick LLP ("KPMG") as its independent auditors on April 18, 1996 based upon the recommendation of the Company's Audit Committee. KPMG's audit report on the consolidated financial statements of the Bank as of and for the years ended December 31, 1995 and 1994 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Prior to January 8, 1996, the Company had no assets or liabilities and did not conduct any business other than that of an organizational nature and thus, did not have
any financial statements for the years ended December 31, 1995 and 1994.   It
is anticipated that representatives of Ernst & Young will, and representatives of KPMG will not, be present at the Annual Meeting. Ernst & Young will be given an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquires of the stockholders.

In connection with the audits of the two fiscal years ended December 31, 1995, and the subsequent interim period through April 18, 1996, the date Ernst & Young was selected as independent auditors, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
             TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
                        COMPANY'S INDEPENDENT AUDITORS.

           PROPOSALS TO APPROVE PERFORMANCE-BASED STOCK PROGRAMS FOR
                 OFFICERS, EMPLOYEES AND NON-EMPLOYEE DIRECTORS

The Boards of Directors of the Company and the Bank have adopted the Bank's Recognition and Retention Plan for Outside Directors (the "Bank's RRP") and the Bank's 1996 Performance Equity Program for Officer and Employees (the "Bank's PEP," and together with the Bank's RRP, the "Stock Programs"), subject to stockholder approval.

The Bank's RRP is designed to recognize outside Directors of experience and ability by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Company and its affiliates and as an incentive to make such contributions. The Bank's PEP is designed to retain officers and employees of experience and ability by providing such persons with a proprietary interest in the Company as an additional incentive to perform in a superior manner. The Stock Programs are also designed to encourage recipients of share awards to remain with the Company and to promote the Company's growth and profitability in the future.

Each of the Stock Programs will be implemented through the establishment by the Bank of a separate trust for the purpose of acquiring shares of the Common Stock of the Company for award on the terms and subject to the conditions set forth in the respective Stock Programs. Subject to stockholder approval, the Company will contribute funds to the Stock Programs to enable the trust to acquire, in the aggregate, an amount equal to 3% of the shares of Common Stock issued in the Conversion, or 26,781 shares. It is expected that these shares will be acquired through open market purchases, although the Stock Programs also provide that such shares may be purchased directly from the Company. Office of Thrift Supervision ("OTS") regulations provide that no individual employee may receive more than 25% of the shares of any stock-based compensation plan and that non-employee directors may not receive more than 5% of any plan individually or 30% in the aggregate for all directors. The Stock Programs comply with applicable OTS regulations. Such OTS regulations, however, state that the OTS in no way endorses or approves such Plans and that no written or oral representation to the contrary may be made. Each of the Stock Programs may be amended by the Board of Directors in compliance with applicable law, provided that, if the Stock Program is qualified under Rule 16b-3 (as defined below) then, subject to the discretion of the Board of Directors, the amendment will be presented to the shareholders of the Company for ratification. However, the failure to obtain such ratification will not affect the validity of the Plan as so amended or any awards granted thereunder.

The following table sets forth the proposed specific number of shares that will be awarded to officers, directors and employees under the Stock Programs following stockholder approval of the Stock Programs:

                                 Stock Programs
                                 --------------

                                                     Dollar      Number of Units
Name and Position                                  Value($)(1)       (Shares)
- ------------------------------------------------   -----------   ---------------
Paul C. Hudson, President and Chief
  Executive Officer                                   66,950          6,695
Bob Adkins, President and Chief
  Financial Officer                                   44,630          4,463
Bruce Solomon, Sr., Vice President-Chief
  Lending Officer                                     22,320          2,232
Arnelda Francis, Executive Vice President-Chief
  Operations Officer                                  22,320          2,232
Executive Group                                        5,620            562
Non-Executive Officer Employee Group                  10,630          1,063
Non-Executive Director Group                          56,240          5,624
Future Grants to Executive Group                       5,000            500
Future Grants to Non-Executive Officer
  Employee Group                                      10,000          1,000
Future Grants to Non-Executive Director Group         24,100          2,410

- --------------------
(1) Based on the closing bid price for the Company's Common Stock on June 6, 1996.

The following is a summary of the Stock Programs to be presented for approval by the stockholders of the Company at the Annual Meeting.

THE BANK'S RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS
- ---------------------------------------------------------------

SHARES SUBJECT TO PLAN. An aggregate of up to 8,034 shares of Common Stock will be acquired for award pursuant to the Bank's RRP. In the event any of such shares that are made subject to awards under the Bank's RRP are thereafter forfeited, such shares will be returned to the status of shares available for grant pursuant to the Bank's RRP. In the event of any change in the outstanding shares of Common Stock as a result of any stock dividend, stock split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other corporate change or increases or decreases in shares effected without receipt or payment of consideration by the Company, the number of shares available for awards pursuant to the Bank's RRP will be adjusted so as to prevent dilution or enlargement of the rights granted to recipients under the Bank's RRP.

ADMINISTRATION.   Except with respect to the granting and vesting of awards
to outside Directors, the Bank's RRP will be administered by a committee (the "Committee") of the Board of Directors of the Bank. The Committee will be constituted so as to permit the Bank's RRP to comply with Rule 16b-3 ("Rule 16b-3") adopted by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently requires that the members of the Committee consist of directors who are "disinterested persons" as defined for purposes of Rule 16b-3. The granting and vesting of awards to outside Directors under the Bank's RRP will be governed solely by the terms of the Bank's RRP and will not be subject to the discretion of the Committee or the Board of Directors of the Bank.

AWARDS OF SHARES UNDER THE RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. Nonemployee Directors of the Company and its affiliates ("Outside Directors") are eligible to receive share awards under the Bank's RRP. Currently there are eight Outside Directors eligible to receive share awards under the Bank's RRP. Each Outside Director serving in such capacity as of the date of the Conversion will be granted a "Fixed Award" of shares and will also be granted a "Fixed Service Award" of shares. The "Fixed Service Awards" will be earned on a non-cumulative basis in accordance with the following designated schedule based on years of service: 3 years - 150 shares; 15 years - 300 shares; and 17 years - 402 shares.

Each individual who is first elected as an Outside Director subsequent to the date of the Conversion ("Subsequent Outside Directors") will be granted a "Fixed Award" as of the effective date of such election and a "Fixed Service Award" in the above stated amounts at the completion of 3, 15 and 17 years of service as an Outside Director.

EARNING AND DISTRIBUTION OF SHARES. Shares awarded under the Bank's RRP will in general be deemed earned (i.e., will become vested) by the recipient at the rate of twenty percent (20%) annually of the aggregate number of shares covered by the award commencing one year from the date of grant for awards made to both Outside Directors and Subsequent Outside Directors. In the event of death or disability or a Change in Control of the Company (as defined below), however, shares will, subject to the limitation stated below, be deemed to be earned as of the recipient's last day of service with the Bank or an affiliate.

Applicable OTS regulations currently do not permit accelerated vesting of shares granted under the Stock Programs in the event of a Change in Control. If permitted by OTS regulations at the time a Change in Control occurs, the Stock Programs will provide for accelerated vesting in the event of a Change in Control. A "Change in Control" is generally defined in the Stock Programs to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of a class of equity securities of the Bank or the Company or in the event of a tender or exchange offer, merger or other form of business combination, sale of all or substantially all of the assets of the Bank or the Company or contested election of directors which results in the replacement of a majority of the Board of Directors by persons not nominated by the directors in office prior to the contested election, or in certain other circumstances constituting a change in control as defined for specified regulatory purposes.

TERMINATION OF SERVICE. Except as described above with respect to death, disability or a Change in Control, if an Outside Director is not renominated or reelected or otherwise discontinues service on the Board of Directors prior to earning all shares, the recipient shall forfeit the right to earn any shares subject to the award which have not theretofore been earned.

FEDERAL INCOME TAX CONSIDERATIONS. When shares are earned (i.e., become vested) in accordance with the Stock Programs, the participants will recognize ordinary income equal to the fair market value of the Common Stock at that time. The amount of income recognized by the participants will be a deductible expense for the Company for tax purposes.

DIVIDEND AND VOTING RIGHTS. When vested shares are distributed in accordance with the Stock Programs, the participants will be entitled to receive an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date of the award and the date of distribution. Prior to vesting, recipients of grants may direct the voting of the shares awarded to them. Shares not subject to grants, or with respect to which grantee voting instructions are not received, will be voted by the trustee of the Stock Programs in proportion to the directions provided with respect to shares subject to grants.

TERM OF RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. The Bank's RRP will remain in effect until the earlier of (i) 21 years from the effective date, (ii) termination by a majority of the outstanding shares of Common Stock entitled to vote, or (iii) the distribution of all assets of the trust established therefor.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
            FOR THE PROPOSAL TO APPROVE THE BANK'S RECOGNITION AND
                    RETENTION PLAN FOR OUTSIDE DIRECTORS.

1996 PERFORMANCE EQUITY PROGRAM FOR OFFICERS AND EMPLOYEES
- ----------------------------------------------------------

SHARES SUBJECT TO PLAN. An aggregate of up to 18,747 shares of Common Stock will be acquired for award pursuant to the Bank's PEP. In the event any of such shares that are made subject to awards under the Bank's PEP are thereafter forfeited, such shares will be returned to the status of shares available for grant pursuant to the Bank's PEP. In the event of any change in the outstanding shares of Common Stock as a result of any stock dividend, stock split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other corporate change or increases or decreases in shares effected without receipt or payment of consideration by the Company, the number of shares available for awards pursuant to the Bank's PEP will be adjusted so as to prevent dilution or enlargement of the rights granted to recipients under the Bank's PEP.

ADMINISTRATION. The Bank's PEP will be administered by the Compensation/Benefits Committee of the Board of Directors. The Committee will establish performance goals required to be met with respect to the allocation and granting of shares under the Bank's PEP. Members of the Committee will be appointed or approved by the Board of Directors. Allocations and grants to officers and employees under the Bank's PEP may be made in the form of Base Grants and allocations based on Performance Goals and High Performance Goals (each as defined in the Bank's PEP) established by the Committee. In establishing such goals, the Committee may use the annual financial results of the Company, actual performance of the Company as compared to targeted goals such as the ratio of the Company's consolidated net worth to total assets, the Company's return on average assets, or such other performance standards as shall be determined by the Committee with the approval of the Board of Directors.

AWARDS AND VESTING OF SHARES. Employees of the Company and its affiliates will be eligible to receive Base Grants of shares and may also receive Performance Grants and High Performance Grants (each as defined in the Bank's
PEP) of shares under the Bank's PEP. Currently, all employees are eligible to receive awards under the Bank's PEP. The Compensation/Benefits Committee shall determine which employees will be granted Base Grants, the amount of such Base Grants and the timing of the vesting of such grants. Performance Grants and High Performance Grants of shares that will be designated as being available for grant, and that will be granted, to specified individual participants upon the achievement by the Company and such participants of specified Performance and High Performance Goals (collectively, "Performance Goals") will be determined by the Committee. Base Grants will vest in equal installments over a five-year period commencing one year from the date of the grant. Performance Grants and High Performance Grants will vest in equal installments over a five-year period commencing one year from the date on which the applicable Performance Goals are attained in installments established by the Committee. Vested shares will be distributed to recipients as soon as practicable following the date on which they are deemed earned.

TERMINATION OF SERVICE. In the event of death, termination of employment or service by reason of disability or a Change of Control, Base Grants of shares under the Bank's PEP will be fully vested as of the participant's last day of employment. In the event of termination of employment for any other reason, including retirement, any unvested awards shall be terminated and remain unearned.

Applicable OTS regulations currently do not permit accelerated vesting of shares granted under the Stock Programs in the event of a Change in Control. The Stock Programs will provide that if permitted by OTS regulations at the time a Change in Control occurs, such Change in Control may result in accelerated vesting of outstanding share awards under the Bank's PEP. The term "Change in Control" is defined for this purpose in the same manner as for the Bank's RRP described above.

FEDERAL INCOME TAX CONSIDERATIONS. When shares become vested, the participants will recognize ordinary income equal to the fair market value of the Common Stock at that time. The amount of income recognized by the participants will be a deductible expense for the Company for tax purposes.

DIVIDEND AND VOTING RIGHTS. When vested shares are distributed, the participants will be entitled to receive an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date of the award and the date of distribution. Prior to vesting, recipients of grants may direct the voting of the shares awarded to them. Shares not subject to grants and shares awarded subject to the achievement of Performance Goals will be voted by the trustee of the Stock Programs in proportion to the directions provided with respect to shares subject to grants. Vested shares are distributed to recipients as soon as practicable following the day on which they are vested.

TERM OF PLAN. The Bank's PEP shall remain in effect until the earlier of (1) 21 years from its effective date, (2) termination by the Board or (3) distribution of all of the assets of the trust. Termination of the Bank's PEP shall not affect any awards previously granted, and such awards will remain valid and in effect until they have been vested and distributed, or by their terms expire or are forfeited.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
        FOR THE PROPOSAL TO APPROVE THE BANK'S 1996 PERFORMANCE EQUITY
                     PROGRAM FOR OFFICERS AND EMPLOYEES.

          PROPOSALS TO APPROVE THE COMPANY'S LONG TERM INCENTIVE PLAN
                            AND STOCK OPTION PLAN

The Board of Directors of the Company has adopted the Company's Long Term Incentive Plan (the "LTIP") and the 1996 Stock Option Plan for Outside Directors (the "Stock Option Plan," and together with the LTIP, "Stock Option Plans"), subject to stockholder approval. An aggregate of 89,269 shares will be reserved for issuance under the Stock Option Plans. OTS regulations provide that no individual officer or employee of the Bank may receive more than 25% of the options granted under the Stock Option Plans and that non-employee directors may not receive more than 5% individually or 30% in the aggregate of the options granted under the Stock Option Plans. The Stock Programs comply with applicable OTS regulations. Such OTS regulations state, however, that the OTS in no way endorses or approves such Plans and that no written or oral representation to the contrary may be made.

The following table sets forth the proposed grants of stock options to officers, directors and employees under the LTIP and the Stock Option Plan:

                           LTIP and Stock Option Plan
                           --------------------------

Name and Position                                                Number of Units
- --------------------------------------------------------------   ---------------
Paul C. Hudson, President and Chief Executive Officer                 22,317
Bob Adkins, Secretary and Chief Financial Officer                      8,927
Arnelda Francis, Executive Vice President-Chief
  Operating Officer                                                    4,464
Bruce Solomon, Sr., Vice President-Chief Lending Officer               4,464
Executive Group                                                        5,158
Non-Executive Officer Employee Group                                  10,158
Non-Executive Director Group                                          18,746
Future Grants to Executive Group                                       2,000
Future Grants to Non-Executive Officer Employee Group                  5,000
Future Grants to Non-Executive Director Group                          8,035

The following is a summary of the LTIP and the Stock Option Plan to be presented for approval by the stockholders of the Company at the Annual Meeting.

LONG TERM INCENTIVE PLAN
- ------------------------

PURPOSE. The LTIP is designed to attract and retain qualified personnel in key positions, to provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and to reward key employees for outstanding performance.

ADMINISTRATION OF THE LONG TERM INCENTIVE PLAN. The LTIP will be administered by the Compensation/Benefits Committee of the Company's Board of Directors (the "Committee"). The membership of the Committee must at all times be constituted so as to permit the LTIP to comply with SEC Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Code"), and Rule 16b-3, which under currently applicable requirements means that the Committee members must each be "outside directors" who are "disinterested persons". The Committee will have the authority to manage and control the operation of the LTIP, interpret the provisions of the LTIP, make awards to employees, modify the terms of outstanding awards, and to make all other determinations that it may deem necessary or advisable for the administration of the LTIP. The Board of Directors may at any time and in any manner, amend, suspend or terminate the LTIP; provided, however, that no such action shall make a material increase in the number of shares reserved without shareholder approval.

ELIGIBILITY TO RECEIVE AWARDS. All employees of the Company and its subsidiaries will be eligible to participate in the LTIP. Currently, all employees are eligible to participate in the LTIP. The Committee will determine which officers and employees will be granted options, stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs") or restricted stock. The Committee will also determine (i) whether the options awarded will be Incentive or Nonqualified Stock Options (as defined below),
(ii) the number of shares subject to each option, (iii) the exercise price of each option, which may not be less than the fair market value (ass defined in the LTIP) of a share of Common Stock on the date the option is awarded, (iv) whether such options may be exercised by delivering other shares of Common Stock or other noncash consideration, (v) the option expiration date, which may be no later than tenth anniversary of the date the option was awarded and
(vi) when such options are to become exercisable.

AWARDS UNDER THE LONG TERM INCENTIVE PLAN.   The LTIP provides for the grant
of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options"); (ii) options that do not so qualify ("Nonqualified Stock Options"); (iii) stock appreciation rights ("SARs"), which may be freestanding or awarded in tandem with options, and which may include rights issued in tandem with options and exercisable only upon a change in control of the Bank or the Company ("Limited Rights"); and (iv) restricted stock. It is anticipated that any options granted contemporaneously with stockholder approval of the LTIP will be Incentive Stock Options to the extent permitted under Section 422 of the Code.

Options granted under the LTIP will entitle the recipients to purchase specified numbers of shares of the Company's common stock at a fixed price, may be made exercisable for up to 10 years from the date of grant and will not be transferable, except by will or the laws of descent and distribution. An Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company will be subject to further restrictions under current provisions of the Code that such options must have an option price of at least 110% of the fair market value of the shares issuable on exercise of the option (determined as of the date the options are granted) and a term of not more than five years. All other options granted under the LTIP must have exercise prices that are not less than the fair market value of the shares issuable on exercise of such options (determined as of the date the options are granted. Incentive Stock Options are subject to the further restriction under current provisions of the Code that the aggregate fair market value (determined as of the date of grant) of stock as to which any Incentive Stock Option first becomes exercisable in any calendar year is limited to $100,000. To the extent options covering more than $100,000 worth of stock first become exercisable in any one calendar year, the excess will be treated as Non-statutory Options.

SARs are awards that entitle the recipient to receive an amount of Common Stock, or cash if so determined by the Committee, based upon the excess of the fair market value of specified numbers of shares of common stock of the Company on the date of exercise over the fair market value of such shares on the date of grant of the SARs. SARs may be granted in tandem with, in addition to or independently of stock options or any other awards under the LTIP. The grant of an SAR "in tandem" with an option or other award means that the SAR is exercisable only to the extent that the related option is exercisable and the exercise of the SAR will cancel the option; correspondingly, the exercise of the option will cancel the SAR. SARs will be settled through the issuance of Common Stock, except that the Committee may elect to settle SARs wholly or partly in cash. The LTIP provides that LSARs will be settled in cash, in shares of Common Stock or any combination thereof, as determined by the Committee.

Awards of restricted stock will consist of a grant of shares of Common Stock to the participant, subject to such restrictions and limitations as the Committee shall determine, which may include a required period of employment with the Company. Restrictions imposed on such grants of restricted stock may include, among other things, restrictions on the sale or other transfer of such stock and a requirement that the recipient forfeit the shares back to the Company upon termination of employment prior to a specified date. All restrictions will expire, and such shares shall vest in the participant, at such time or times as the Committee may determine. Recipients of restricted stock will be issued stock certificates that will be held in custody by the Company or an independent entity, and such recipients, subject to such restrictions as the Committee may impose, will also have the right to vote the shares of restricted stock granted to them and to receive any cash dividends payable thereon during the period of restriction. The Company has no present plans to award restricted stock under the LTIP.

EXERCISING STOCK OPTIONS; TERMINATION OF SERVICE. Stock Options granted under the LTIP will be exercisable, to the extent then vested, by delivery of written notice to the Company. The exercise price for all shares to be purchased on exercise of options granted under the LTIP will be payable at time of exercise, in cash or in such other form, including outstanding shares of Common Stock of the Company held by the option holder, as the Committee shall determine, or partly in cash and partly in such other consideration.

Stock options and SARs will become vested and exercisable in the manner specified by the Committee, subject to applicable OTS regulations, which currently require that options begin vesting no earlier than one year from the date of stockholder approval of the LTIP and thereafter vest at a rate of no more than 20% per year. Unless determined otherwise by the Committee, options and SARs granted under the LTIP will be exercisable for three months following the date on which the employee ceases to perform services for the Bank or the Company, except that in the event of death or disability, options may be exercisable for up to one year thereafter. In the event of death or disability, options granted under the LTIP will become vested and immediately exercisable. Unless determined otherwise by the Committee, in the event of retirement, any unvested stock options and SARs will terminate and remain unearned.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The LTIP provides for appropriate adjustment, as determined by the Committee, in the number and kind of shares subject to the LTIP and to the number, kind and per share exercise or base price of shares subject to outstanding options, SARs and restricted stock, in the event of any stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or other specified transactions or events.

FEDERAL INCOME TAX CONSIDERATIONS. An employee will not recognize taxable income upon grant of a stock option or SAR and the Company will not be entitled to a deduction by reason thereof. Upon exercise of a Nonqualified Stock Option, the difference between the option price and the fair market value of the Common Stock on the date of exercise will be recognized as ordinary income by the employee, and will entitle the Company to a deduction in a corresponding amount. Upon the exercise of an Incentive Stock Option the employee will not generally recognize taxable income and the Company will not be entitled to a deduction. If Common Stock purchased pursuant to the exercise of an Incentive Stock Option is sold within two years from the date of grant or within one year after the transfer of such Common Stock to the participant, however, then the difference, with certain adjustments, between the fair market value of the Common Stock at the date of exercise and the option price will be considered ordinary income taxable to the employee and entitling the Company to a deduction for tax purposes.

Generally, participants will recognize ordinary income in the amount of any payment received upon the exercise of an SAR or Limited Right and the Company will be entitled to a deduction for federal income tax purposes of the amount paid.

Participants who are granted restricted stock will recognize ordinary income at the first time the Common Stock becomes transferable and not subject to a substantial risk of forfeiture, in an amount equal to the excess of the fair market value of the Common Stock on such date over the purchase price paid by the participant, if any. However, a participant receiving an award of restricted stock may make an election under Section 83(b) of the Code to have the income recognized and measured at the date the award is granted. Generally, the Company will be entitled to deduction at the time the participant recognizes taxable income.

EXPIRATION OF THE LONG TERM INCENTIVE PLAN. The LTIP will remain in effect until all awards made under it have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated in accordance with the terms of the Plan or the award and until all restrictions imposed on shares of Common Stock issued under the Plan have lapsed. No award may be made under the Plan after the tenth anniversary of the date the Plan is adopted by the Company's Board of Directors.

CHANGE IN CONTROL. Applicable OTS regulations currently do not permit accelerated vesting of awards granted under the Stock Programs in the event of a Change in Control. The LTIP provides that the vesting of awards under the LTIP will be accelerated in the event of a Change in Control of the Company if such acceleration is then permitted under applicable OTS regulations. A "Change in Control" is defined in the Stock Option Plans generally to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of a class of equity securities of the Bank or the Company or in the event of a tender or exchange offer, merger or other form of business combination, sale of all or substantially all of the assets of the Bank or the Company or contested election of directors which results in the replacement of a majority of the Board of Directors by persons not nominated by the directors in office prior to the contested election, or in certain other circumstances constituting a Change in Control as defined for specified regulatory purposes.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
          FOR THE PROPOSAL TO APPROVE THE LONG TERM INCENTIVE PLAN.

1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
- --------------------------------------------

PURPOSE. The purpose of the Stock Option Plan is to promote the growth and profitability of the Company and the Bank by providing outside directors with an incentive to achieve long-term objectives of the Company. This Plan is also intended to assist in retaining and attracting non-employee directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in the Company.

ADMINISTRATION OF THE STOCK OPTION PLAN. The terms of all options to be granted under the Stock Option plan, including the time at which such options are to be granted and may be exercised and the numbers of shares to be covered thereby, are set forth in the Plan. Neither the Board of Directors nor any Committee thereof shall have any discretion with respect to such matters. The Stock Option Plan may be amended by the Board of Directors; provided, however, that an amendment that would require shareholder approval to retain the exemption under Rule 16b-3 will, in the discretion of the Board, be presented to the shareholders for ratification. However, the failure to obtain such ratification will not affect the validity of the Stock Option Plan as so amended and the options granted thereunder.

AWARDS UNDER THE STOCK OPTION PLAN. Under the Stock Option Plan, each member of the Board of Directors of the Company or any of its affiliates, who are not serving as full-time employees of the Company or any of its affiliates, and who was serving in such capacity on the date of the Conversion (each, an "Outside Director") will be granted a nonqualified stock option to purchase shares of the Company's Common Stock. Currently, there are eight Outside Directors. The shares granted by the nonqualified stock option are based on the number of years of service on a non-cumulative basis: 0 to 2 years - 892 shares; 3 to 14 years -1,620 shares; 15 to 18 years -3,101 shares.

Each Outside Director who is first elected as a director subsequent to the Effective Date ("Subsequent Outside Director") shall be granted an option to purchase 892 shares of Common Stock to the extent shares are available under the Stock Option Plan as of the date on which such Subsequent Outside Director is qualified and first begins to serve.

EXERCISE OF STOCK OPTIONS. The purchase price per share of the Common Stock deliverable subject to the option shall be the Fair Market Value (as defined in the Plan) of the Common Stock at the time of grant. Except in the case of termination of service or a Change in Control, options granted under the Stock Option Plan vest in five annual cumulative installments of twenty percent per year, commencing on the first anniversary of the grant date and each subsequent anniversary thereof. The option when vested, may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Company. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock of the Company held by the option holder, or partly in cash and partly in such Common Stock. To the extent shares of Common Stock are tendered in payment of all or part of the exercise price, such shares shall be valued at the Fair Market Value on the date of exercise.

Applicable OTS regulations currently do not permit accelerated vesting of stock options granted under a plan adopted within one year after Conversion in the event of a Change in Control. The Stock Option Plan provides for accelerated vesting of previously granted options in the event of a change in control of the Company or the Bank if permitted by OTS regulations in effect at the time a change in control occurs. The term "Change in Control" is defined for this purpose in the same manner as for the Bank's RRP described above.

TERMINATION OF OPTION. Each option will expire upon the earlier of (i) 120 months following the date of grant, or (ii) one year following the date on which the recipient ceases to serve in the capacity of Outside Director, consultant or advisory director for any reason other than removal for cause. If an Outside Director dies before fully exercising any portion of an option then exercisable, such option may be exercised by such Outside Director's beneficiary, personal representative(s), heir(s) or devisee(s) at any time within the one-year period following his or her death; provided, however, that in no event shall the option be exercisable more than 120 months after the date of its grant. If the Outside Director's service terminates on account of removal for cause, all options awarded him or her will expire upon such removal.

EXPIRATION OF STOCK OPTION PLAN. The right to grant options under the Stock Option Plan will terminate automatically upon the earlier of ten years after the effective date thereof or the issuance of the maximum number of shares of Common Stock reserved for under the Plan.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
           FOR THE PROPOSAL TO APPROVE THE 1996 STOCK OPTION PLAN FOR
                              OUTSIDE DIRECTORS.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of March 25, 1996 certain information concerning the shares of the Company's Common Stock owned by each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, by each of the directors and executive officers of the Company and the Bank and by all directors and executive officers as a group (including in each case all "associates" of such persons).

Name and Address of Beneficial      Amount and Nature of
Owner(1)                            Beneficial Ownership       Percent of Class
- ------------------------------      --------------------       ----------------
Broadway Federal Bank
Employee Stock Ownership Plan              62,488                    7.00%

Elbert T. Hudson                            2,927(2)                 0.33

Paul C. Hudson                              6,000                    0.67

Kellogg Chan                                8,927                    1.00

Willis K. Duffy                             2,500                    0.28

Rosa M. Hill                                8,927(2)                 1.00

A. Odell Maddox                             5,000                    0.56

Lyle A. Marshall                            2,500                    0.28

Larkin Teasley                              2,500                    0.28

Arnelda Francis                               300                    0.03

Bob Adkins                                    200                    0.02

All directors and officers as a
group (10 persons)                         39,781                    4.45

- --------------------
(1) The address for each of the persons listed is 4835 West Venice Boulevard, Los Angeles, California 90019.

(2) Held jointly with spouse as to which voting and investment power is shared.

EXECUTIVE COMPENSATION, BENEFITS AND RELATED MATTERS

EXECUTIVE COMPENSATION. The following table sets forth the cash compensation paid for services during the years ended December 31, 1995, 1994 and 1993 to the Chief Executive Officer of the Company, who was the only officer who received compensation in excess of $100,000.

                                                         Annual Compensation
                                                      --------------------------
Name and Principal Position                           Year   Salary(1)    Bonus
- ---------------------------------------------------   ----   ---------   -------
Paul C. Hudson, President and Chief
  Executive Officer                                   1995   $107,541    $15,360

                                                      1994    100,805     29,192

                                                      1993     82,175         --

- --------------------
(1) Included in annual salary for each year is Mr. Paul C. Hudson's automobile allowance of $4,475 per year and his group term life insurance of $330, $330 and $980 for 1993, 1994 and 1995, respectively.

DIRECTORS' COMPENSATION. Directors of the Company currently do not receive any remuneration in their capacity as such. Directors of the Bank are paid as follows: the Chairman of the Board receives a monthly retainer fee of $2,500 and the use of a company car. Each of the other directors, other than the President, receive a monthly retainer fee of $1,000 each. A fee of $200 is paid to each director, other than the Chairman of the Board and the President, for special Board meetings. Committee meeting fees of $150 per meeting are also paid to directors, other than the Chairman of the Board and the President.

SEVERANCE AGREEMENTS. The Company and Bank intend to enter into severance agreements with Mr. Paul Hudson, Mr. Bob Adkins and four other officers of the Company and Bank having terms of 30 months. Commencing on the first anniversary date of such agreements and continuing on each anniversary date thereafter, the severance agreements may be extended by the respective Board of Directors of the Company and Bank for additional twelve-month periods. Each severance agreement will provide that at any time following a change in control of the Company or Bank, as applicable, if the Company or Bank, as the case may be, terminates the employee's employment for any reason other than for cause, or if the employee terminates his or her employment, the employee or, in the event of death, the employee's beneficiary, will be entitled to receive a payment equal to one to three years of the employee's then current annual salary, any bonuses and any other compensation paid or to be paid to the employee in any such year, the amount of benefits paid or accrued to the employee pursuant to any employee benefit plan maintained by the Bank or the Company in any such year and the amount of any contributions made or to be made on behalf of the employee to any benefit plan maintained by the Bank or the Company in any such year. The Company and Bank will also continue the employee's life, medical, dental and disability coverage for the remaining unexpired term of his or her agreement to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to the employee under the Bank's severance agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

COMPENSATION/BENEFITS COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

The Company's Compensation/Benefits Committee is composed entirely of independent outside members of the Company's Board of Directors. The Committee reviews and approves each of the elements of the executive compensation program of the Company (including its subsidiaries) and continually assesses the effectiveness and competitiveness of the program. In addition, the Committee administers the key provisions of the executive compensation program and reviews with the Board of Directors all major aspects of compensation for the Company's Chief Executive Officer. The Committee's review of the executive compensation program includes analyzing compensation programs, pay levels, and business results compared to a peer group of competitor financial institutions of comparable asset size.

COMPENSATION PHILOSOPHY

The goals of the executive compensation program are to support a performance-oriented environment, to reinforce the Company's performance and business plans, and to enable the Company to attract and retain executive talent it needs to maximize its return to stockholders.

The philosophy of the Company is to provide compensation programs designed to reward achievement of the Company's annual and long-term strategic goals, to provide compensation opportunities that are competitive with the peer group of competitor financial institutions and to offer appropriate stock ownership opportunities.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

BASE SALARIES. The objectives of the base salary program are to offer base salaries within a salary grade which establishes the value of the position relative to other positions in the organization and to provide base salary increases that reward all officers for the ongoing performance of the duties of their positions and that are consistent with the Company's overall financial performance. The base salary compensation for executive officers is established after considering objective criteria which include the review and evaluation of surveys of compensation paid to the executives of similarly sized financial institutions.

INCENTIVE COMPENSATION PLAN. The Incentive Compensation Plan (the "Plan") is designed to provide all employees with the opportunity for incentive compensation based upon corporate profitability and individual performance. The Plan has been created so that 50% of the incentive award results from corporate returns and 50% derives from individual performance. For the Plan to be activated current profits must be sufficient to cover any payments under the Plan.

The Plan establishes various levels of return on assets ("ROA") up to a maximum ROA of 1.0%. The level of ROA attained determines the incentive awards to be paid. The Plan has been integrated with the Bank's strategic plan. Thus, the target ROA is consistent with Management's ROA goal for the year.

Half of an employee's total incentive compensation is based on the Bank's ROA. The balance derives from one of two factors, depending upon job title and grade level. Management positions are evaluated based upon achievement of department goals and objectives, while-non-exempt employees will be rewarded based upon semi-annual performance reviews by their supervisor.

CEO COMPENSATION. Paul Hudson's base salary is intended to be competitive with base salaries paid to other chief executive officers of institutions of similar size and scope of operations. His base salary is reviewed annually by the Compensation/Benefits Committee. In addition, the Committee establishes criteria, based on performance targets, for the CEO incentive compensation award. Incentive awards and increases in base salary must be recommended by the Committee and approved by the Board of Directors.

THE COMPENSATION/BENEFITS COMMITTEE

Dr. Willis K. Duffy
Mr. Larkin Teasley
A. Odell Maddox

        DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR PRESENTATION AT
                              THE ANNUAL MEETING

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 1996 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before December 16, 1996. The Board of Directors of the Company will review any stockholder proposals which are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its proxy solicitation materials and for consideration at the Annual Meeting. Any stockholder may make any other proposal at the Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the Company by December 16, 1996 such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented.

Stockholder nominations for election of directors may only be made pursuant to timely notice in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's Annual Meeting (between April 3, 1997 and May 3, 1997) to be considered at the Annual Meeting in 1997. Such notice must state the nominee's name, age and addresses (business and residence), the nominee's principal occupation or employment, and the class and number of shares of Company stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee which will be required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS



Bob Adkins
Secretary

                                                                     APPENDIX A


                          BROADWAY FEDERAL BANK, F.S.B.

                         RECOGNITION AND RETENTION PLAN
                              FOR OUTSIDE DIRECTORS

                                    ARTICLE I
                              ESTABLISHMENT OF PLAN

     1.1 Broadway Federal Bank, f.s.b. (the "BANK") hereby establishes this Recognition and Retention Plan ("PLAN") upon the terms and conditions hereinafter stated in this Plan.


                                   ARTICLE II
                                 PURPOSE OF PLAN

     2.1 The purpose of this Plan is to recognize Outside Directors (as defined herein) of experience and ability by providing such persons with a proprietary interest in the Bank's holding company, Broadway Financial Corporation (the "Company"), as compensation for their contributions to the Bank and its Affiliates (as defined herein) and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.


                                   ARTICLE III
                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Whenever appropriate, the masculine pronoun shall include the feminine pronoun and the singular include the plural.

     3.1 "AFFILIATE" means (i) a member of a controlled group of corporations of which the Bank is a member or (ii) an unincorporated trade or business which is under common control with the Bank as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

     3.2  "BANK" means Broadway Federal Bank, f.s.b.

     3.3 "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under this Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.
In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

     3.4  "BOARD" means the Board of Directors of the Bank.

     3.5 "CHANGE IN CONTROL" of the Bank or the Company means an event of a nature that: (i) would be required to be reported in response to Item 1(a) of a current report filed on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") as in effect on the Effective Date of this Plan; or (ii) results in any person acquiring control of the Bank or the Company within the meaning of the Home Owner's Loan Act of 1933, as amended, and the rules and regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the Effective Date of this Plan (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); and, without limitation, such a Change in Control shall be deemed to have occurred at such time as
(A) any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board, directly or indirectly, of securities of the Bank or the Company representing 20% or more of the combined voting power of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to stock form and any securities purchased by any tax qualified employee benefit plans of the Bank or the Company; or
(B) individuals who constitute the Board of Directors of the Company on the date of the adoption of this Plan by the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of liquidation, reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction has been approved by the Board and the stockholders, or otherwise occurs in which the Bank or Company is not the resulting entity; or (d) a proxy statement soliciting proxies from stockholders of the

Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Company.

     3.6 "COMMITTEE" means the committee of the Board administering this Plan, which shall be comprised of members of the Board who are "disinterested directors" as that term is defined under Rule 16b-3 under the Exchange Act, as promulgated by the Securities and Exchange Commission.

     3.7 "COMMON STOCK" means shares of the common stock, $.01 par value per share, of the Company.

     3.8 "COMPANY" means Broadway Financial Corporation, the parent holding company of the Bank.

     3.9 "CONVERSION" shall mean the conversion of the Bank from the mutual to stock form of organization and the acquisition of the Bank by the Company.

     3.10 "DISABILITY" means the permanent and total inability by reason of mental or physical inability, or both, of a Recipient to perform his or her responsibilities as an Outside Director. A medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such Recipient's lifetime.

     3.11 "EFFECTIVE DATE" means December 1, 1995 pursuant to Section 8.7 of this Plan.

     3.12 "EMPLOYEE" means any person who is currently employed on a full time basis by the Bank or an Affiliate, including officers, but such term shall not include Outside Directors or Directors Emeriti.

     3.13 "OUTSIDE DIRECTOR" means a member of the Board of Directors of the Bank or an Affiliate, who is not also an Employee.

     3.14 "PLAN SHARES" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to this Plan.

     3.15 "PLAN SHARE AWARD" means a right granted under this Plan to earn Plan Shares.

     3.16 "PLAN SHARE RESERVE" means the shares of Common Stock held by the Trustee pursuant to Sections 5.2 and 5.3.

     3.17 "RECIPIENT" means an Outside Director who receives a Plan Share Award under this Plan.

     3.18 "RETIREMENT" means the termination of service from the Board of Directors of the Bank and/or an Affiliate Company following written notice to the Board as a whole of such Outside Director's intention to retire or retirement in accordance with the Bank's bylaws or applicable Board policy, or after reaching age 65, except that a Recipient shall not be deemed to have retired for purposes of this Plan in the event he or she continues to serve as a consultant to the Board or as an advisory director.

     3.19 "TRUST" means the trust created by the trust agreement between the Trustee and the Bank established to hold Plan assets.

     3.20 "TRUSTEE" means that person or persons and entity or entities approved by the Board to hold legal title to any Plan assets for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.1 ROLE OF THE BOARD AND THE COMMITTEE. The Trustee and the members of the Committee provided for in this Plan shall each be appointed or approved by, and shall serve at the pleasure of, the Board. The Committee shall have authority to interpret and administer the provisions of this Plan and shall have the other powers allocated to it in this and other sections of this Plan.

     4.2 LIMITATION ON LIABILITY. No member of the Board or the Committee or any Trustee(s) shall be liable for any determination made in good faith with respect to this Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to this Plan, the Bank shall indemnify such member against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.


                                    ARTICLE V
                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.1 AMOUNT AND TIMING OF CONTRIBUTIONS. At the Effective Date and thereafter as necessary, the Bank shall contribute to the Trust an amount sufficient to purchase up to 8,034 shares of Common Stock. No contributions by Outside Directors shall be permitted. The Trustee may hold and commingle contributions to this Plan and earnings thereon with the assets of any other Recognition and Retention Plan maintained by the Bank.

     5.2 INVESTMENT OF TRUST ASSETS; CREATION OF PLAN SHARE RESERVE. The Trustee shall invest all of the Trust's assets exclusively in Common Stock except as otherwise provided below; provided, however, that the Trust shall not invest in more than 8,034 shares of Common Stock, which shares shall constitute the initial "Plan Share Reserve." The Trustee, in accordance with applicable rules and regulations, shall purchase shares of Common Stock in the open market or, in the alternative, shall purchase authorized but unissued shares of Common Stock from the Company, sufficient to fund the Plan Share Reserve. Any earnings received with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.3 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.2, or the decision of the Committee to return Plan Shares to the Bank, the Plan Share Reserve shall be reduced by the number of Plan Shares subject to the Plan Share Awards so allocated or returned. Any Plan Shares subject to a Plan Share Award which may not be earned because of a forfeiture by the Recipient pursuant to
Section 7.1 shall be returned (added) to the Plan Share Reserve for future Plan Share Awards.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.1 ELIGIBILITY. Outside Directors of the Bank and its Affiliates are eligible to receive Plan Share Awards.

     6.2  ALLOCATIONS.

     (a) Each Outside Director serving in such capacity as of the date of the Conversion and who is continuing to serve in such capacity at the Effective Date shall be deemed to be granted a Plan Share Award of 402 Plan Shares (the "FIXED AWARD"). Each such Outside Director shall also be deemed to be granted additional Plan Share Awards (the "FIXED SERVICE AWARDS") based on years of service with the Bank, which amounts shall be earned on a non-cumulative basis in accordance with the following schedule:

          YEARS OF SERVICE         FIXED SERVICE AWARDS
          ----------------         --------------------

                 3                   150 Plan Shares
                15                   300 Plan Shares
                17                   402 Plan Shares


     (b) Each individual who is first elected as an Outside Director subsequent to the date of the Conversion ("SUBSEQUENT OUTSIDE DIRECTORS") shall be deemed to be granted a Plan Share Award of 402 Plan Shares (also referred to herein as a "FIXED AWARD"), as of the effective date of such election. Upon completion of 3, 15 and 17 years of service as an Outside Director, each Subsequent Outside Director shall be deemed to be granted Fixed Service Awards as set forth in this
Section 6.2(a). Notwithstanding the preceding, no Plan Share Award shall be deemed to be granted under this Plan to any Subsequent Outside Director who at any previous time was an employee of either the Bank or an Affiliate and in such capacity was eligible for a "Plan Share Grant" under the Bank's 1996 Performance Equity Program for Officers and Employees.

     (c) If sufficient Plan Shares are not available under this Plan for a Fixed Award or Fixed Service Award to be made to an Outside Director, including a Subsequent Outside Director, and thereafter Plan Shares become available through forfeiture or by reason of the purchase of additional shares of Common Stock by the Trustee, such Outside Director(s) shall then receive a Plan Share Award, sharing pro rata among such Outside Directors the number of Plan Shares then available under this Plan. The date of such Plan Share Award shall be the date such Plan Shares become available.

     6.3 FORM OF ALLOCATION. As promptly as practicable after a Plan Share Award has been deemed granted pursuant to Section 6.2, the Recipient shall be notified in writing of the grant of the Plan Share Award. Such notice shall include the number of Plan Shares covered by the Plan Share Award and the terms upon which the Plan Shares subject to the Plan Share Award may be earned.

The Bank shall maintain records as to all grants of Plan Share Awards under this Plan.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.1  EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. Plan Shares subject to a Plan Share Award shall be deemed earned by a Recipient at the rate of twenty percent (20%) annually of the aggregate number of shares covered by the Plan Share Award commencing one year from the date of grant for awards made to Outside Directors serving in such capacity at the time of Conversion. Subsequent Outside Directors shall be deemed to earn Plan Shares subject to Plan Share Awards at the rate of twenty percent (20%) annually commencing one year from the date of grant. If an Outside Director is not renominated, reelected or otherwise discontinues service on the Board or the Board of Directors of an Affiliate prior to earning all Plan Shares subject to a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to earn any Shares subject to the Plan Share Award which have not theretofore been earned. In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

     (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.1(a) above, Plan Shares subject to a Plan Share Award held by a Recipient whose service as an Outside Director with the Bank or an Affiliate terminates due to death or Disability, or, to the extent not prohibited by 12 C.F.R. Section 563b.3(g)(4), in the event of a Change in Control, shall be deemed earned as of the Recipient's last day of service with the Bank or an Affiliate.

     (c) RETIREMENT. Notwithstanding the general rule contained in Section 7.1(a) above, all awards held by a Recipient whose service on the Board of the Bank or the Board of Directors of an Affiliate terminates due to Retirement and who, as of the Recipient's last day of service as a director of the Bank or an Affiliate, is performing services for the Bank or an affiliate as a consultant or advisory director of the Bank or an Affiliate shall not be forfeited and shall continue to be earned as determined by the Committee; provided, however, that any unearned shares shall be forfeited upon such Recipient's termination of services as a consultant or active advisory director of the Bank or any Affiliate. Plan shares earned pursuant to this subsection shall be otherwise subject to the provisions of this Plan.

     (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything to the contrary, any Plan Share Award, or portion thereof, previously awarded under this Plan shall be deemed revoked to the extent Plan Shares have not been delivered thereunder to the Recipient in the case of an Outside Director who is removed from the Board of the Bank or the Board of Directors of an Affiliate for cause (as hereinafter defined) by shareholder, regulatory or other appropriate action. "Cause" is defined as personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease and desist order.

     7.2 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are distributed to a Recipient or Beneficiary under Section 7.3, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share distributed, an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.3  DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS; GENERAL RULE. Except as provided in subsection (b) below, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (b) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be distributed for each Plan Share earned and payable. Payments representing accumulated cash dividends (and earnings thereon, if any) shall be made in cash or Common Stock.

     7.4 VOTING OF PLAN SHARES. After a Plan Share Award has been granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him or her pursuant to Section 7.3. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 ADJUSTMENTS FOR CAPITAL CHANGES. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the number of Plan Shares available for issuance pursuant to this Plan shall automatically be adjusted to prevent dilution or enlargement of the rights granted to the Recipient under this Plan.

     8.2 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferrable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.3.

     8.3 RIGHT TO SERVE AS A DIRECTOR. Neither this Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee or the Board in connection with this Plan shall create any right on the part of any Outside Director to continue in such capacity with the Bank or any Affiliate thereof.

     8.4 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.2 and
7.4 above, prior to the time said Plan Shares are actually distributed to him or her.

     8.5 AMENDMENT OF PLAN. This Plan may be amended from time to time by the Board, provided that Sections 6.2 and 7.1 hereof shall not be amended more than once every six months other than to comply with the Code or the Employee Retirement Income Security Act of 1974, as amended, or the respective regulations thereunder. Except as provided in Section 8.1 hereof, rights and obligations under any Plan Share Award granted before an amendment shall not be altered or impaired by such amendment without the written consent of the Recipient. If this Plan becomes qualified under 17 C.F.R. Section 240.16(b)-3 ("RULE 16(B)-3") of the rules and regulations promulgated under the Exchange Act and an amendment would require stockholder approval under such Rule 16(b)-3 to retain this Plan's qualification, then subject to the discretion of the Board, such amendment shall be presented to the stockholders of the Company for ratification, provided, however, that the failure to obtain stockholder ratification shall not affect the validity of this Plan as so amended and the Plan Share Awards granted thereunder.

     8.6 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the internal laws of the State of California to the extent not preempted by the laws of the United States.

     8.7 APPROVAL OF PLAN AND EFFECTIVE DATE. Pursuant to OTS regulations, this Plan must be approved by a majority of the Company's stockholders. This Plan shall become effective on the Effective Date, provided that the approval of the stockholders of the Company has been obtained. No Plan Share Awards shall be made prior to the Effective Date. In the event that this Plan does not receive stockholder approval, this Plan will be null and void.

     8.8 COMPLIANCE WITH SECTION 16. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. Unless otherwise hereafter determined by the Board, to the extent any provision of this Plan does not so comply, such provision shall be deemed null and void, to the extent permitted by law.

     8.9  TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(1) 21 years from the Effective Date, (2) termination of this Plan by a majority of the outstanding shares of the Common Stock entitled to vote; provided, however, no such termination shall affect the Recipients' rights under a previously granted Plan Share Award without the consent of the affected Recipients, or (3) the distribution of all assets of the Trust. Termination of this Plan shall not affect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

                                                                     APPENDIX B


                          BROADWAY FEDERAL BANK, F.S.B.
           1996 PERFORMANCE EQUITY PROGRAM FOR OFFICERS AND EMPLOYEES


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

     1.01 Broadway Federal Bank, f.s.b. (the "Bank") hereby establishes the Performance Equity Program ("Plan") upon the terms and conditions set forth herein.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain officers and employees of experience and ability by providing such persons with a proprietary interest in Broadway Financial Corporation (the "Holding Company") as an additional incentive to perform in a superior manner and to promote the Bank's growth and profitability in the future.


                                   ARTICLE III
                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Whenever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     3.02    "Bank" means Broadway Federal Bank, f.s.b.

     3.03    "Base Grant" means a grant of Plan Shares under the Plan.

     3.04 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.
In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.05    "Board" means the Board of Directors of the Bank.

     3.06 "Change in Control" of the Bank or the Holding Company means an event of a nature that (i) would be required to be reported in response to
Item 1 of a current report on Form 8-K, as in effect on the Effective Date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor Agency), as in effect on the Effective Date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); and, without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of liquidation or reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction is approved by the Board or the Board of Directors of the Holding Company or otherwise occurs in which the Bank or the Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or

Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     3.07 "Committee" means the Committee of the Board administering this Plan, which shall be comprised of members of the Board of the Bank who are non-employee directors and "disinterested directors" as that term is defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") promulgated by the Securities and Exchange Commission.

     3.08 "Common Stock" means shares of the common stock, $.01 par value per share, of the Holding Company.

     3.09 "Conversion" means the conversion of the Bank from the mutual to the stock form of organization and the acquisition of the Bank by the Holding Company.

     3.10 "Disability" means disability as defined in the Bank's long term disability plan, or if not so defined, disability shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. If requested by the Board, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Recipient's lifetime.

     3.11 "Effective Date" means December 1, 1995, pursuant to Section 8.07 of the Plan.

     3.12 "Employee" means any person who is currently employed by the Bank or an Affiliate, including officers, but such term shall not include Outside Directors.

     3.13 "High Performance Allocation" means an allocation of Plan Shares to be granted upon achievement by the Bank of specified High Performance Goals as established by the Committee pursuant to Section 4.01(b) of this Plan.

     3.14 "High Performance Grant" means a grant of Plan Shares based upon achievement by the Bank of specified High Performance Goals as established by the Committee pursuant to Section 4.01(b) of this Plan.

     3.15    "Holding Company" means Broadway Financial Corporation.

     3.16    "OTS" means Office of Thrift Supervision.

     3.17 "Performance Allocation" means an allocation of Plan Shares to be granted upon achievement by the Bank of specified Performance Goals as established by the Committee in accordance with Section 4.01(b) of this Plan.

     3.18 "Performance Grant" means a grant of Plan Shares based upon achievement by the Bank of specified Performance Goals as established by the Committee in accordance with Section 4.01(b) of this Plan.

     3.19 "Plan Share Allocation" means the allocation of Plan Shares under the Plan to be granted subject to the achievement of Performance Goals or High Performance Goals.

     3.20 "Plan Share Grant" means a right to vest in Plan Shares under the Plan.

     3.21 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.22 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.23 "Recipient" means an Employee who receives a Plan Share Grant or Plan Share Allocation under the Plan.

     3.24 "Retirement" means retirement at the normal or early retirement date as set forth in any tax qualified or non-tax qualified retirement or pension plan of the Bank.

     3.25 "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purpose set forth herein.

     3.26 "Trustee" means that person or persons and entity or entities approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to any of the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01    ROLE OF THE COMMITTEE.

     (a) The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Grant or Plan Share Allocation hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more person(s) or entities to act as Trustee(s) in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     (b) The Committee shall determine the Recipients under the Plan and the Base Grants, Performance Allocations and High Performance Allocations to be granted or allocated to Recipients. The Committee also shall establish the Performance Goals and High Performance Goals required to be met with respect to the granting of Performance Grants and High Performance Grants to Employees under the Plan. Such Performance Goals and High Performance Goals shall be financial goals of the Bank based upon the Bank's return on average assets as set forth in the Bank's annual Call Report and/or any other performance standard established by the Committee and approved by the Board.

     4.02 ROLE OF THE BOARD. The Trustee(s) for the Plan and the members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board shall have all of the powers allocated to it in this and other Sections of the Plan.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or any Trustee(s) shall be liable for any determination made in good faith with respect to the Plan, any Plan Shares, Plan Share Grants or Plan Share Allocations. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                                    ARTICLE V
                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. At the Effective Date and thereafter as necessary, the Bank shall contribute to the Trust an amount sufficient to purchase 18,747 shares of Common Stock. No contributions by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; CREATION OF PLAN SHARE RESERVE. The Trustee shall invest all of the Trust's assets exclusively in Common Stock except as otherwise provided below; provided, however, that the Trust shall not invest in more than 18,747 shares of Common Stock, which shall constitute the initial "Plan Share Reserve." The Trustee shall purchase such shares of Common Stock in accordance with applicable rules and regulations either in the open market or directly from authorized but unissued shares of the Common Stock from the Holding Company. Any earnings received with respect to Common Stock held in the Reserve shall be held in an interest bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Grant shall be held in an interest bearing account on behalf of the individual Recipient.

     5.03 EFFECT OF GRANTS, ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the grant of Plan Share Grants under Section 6.02, or the decision of the Committee to sell Plan Shares and return the proceeds to the Bank, the Plan Share Reserve shall be reduced by the number of Shares subject to the Plan Share Grants so granted or sold. Any Shares subject to a Plan Share Grant which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve for future Plan Share Grants or Plan Share Allocations. In addition, any Shares allocated subject to the achievement of a Performance Goal or a High Performance Goal which are not granted due to failure of the Bank to meet the Performance Goals or High Performance Goals, shall be retained in the Plan Share Reserve for future Plan Share Grants or Plan Share Allocations.

                                   ARTICLE VI
                       ELIGIBILITY; ALLOCATIONS AND GRANTS

     6.01 ELIGIBILITY. Employees of the Bank and its Affiliates are eligible to receive Plan Share Allocations and Plan Share Grants.

     6.02    ALLOCATIONS AND GRANTS.

     (a)     The Committee may determine which of the Employees referenced in
Section 6.01 above shall be granted Base Grants, the number of shares covered by each Base Grant and the manner in which Plan Shares shall be vested under each Base Grant. The Committee may also determine which of the Employees referenced in Section 6.01 above shall be allocated Performance Allocations and High Performance Allocations in addition to any Base Grants granted under this Plan.

     (b) Notwithstanding anything contained herein to the contrary, the number of Plan Shares covered by Plan Share Allocations and Plan Share Grants may not exceed the number of Shares in the Plan Share Reserve immediately prior to the grant of such Plan Share Allocations or Plan Share Grants, and PROVIDED FURTHER, that in no event shall any Plan Share Allocations or Plan Share Grants be made which will violate the Bank's Charter or Bylaws or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, or in the event that Plan Share Allocations are not granted, such shares shall remain in the Plan Share Reserve until used to satisfy subsequent Plan Share Allocations or Plan Share Grants or until the termination of the Plan. At that time any remaining Plan Shares shall be sold by the Trustee and the proceeds of such sale shall be returned to the Bank.

     6.03 FORM OF GRANT OR ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Allocation has been allocated or a Plan Share Grant has been granted, the Recipient shall be notified in writing of the grant or allocation. Such notice shall include the number of Plan Shares covered by the Plan Share Allocation or Plan Share Grant, the terms upon which the Plan Shares subject to the Plan Share Grant will vest, and/or the terms upon which the Plan Share Allocation will be allocated to the individual Recipient, subsequently granted and vest. The date on which the Committee so notifies the Recipient shall be considered the date of grant in this case of Plan Share Grants or the date of allocation in the case of Plan Share Allocations. The Committee shall maintain records as to all Plan Share Grants and Plan Share Allocations under the Plan.

     6.04 GRANTS AND ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01, no Employee shall have any right or entitlement to receive a Plan Share Grant or Plan Share Allocation hereunder, such Plan Share Grants and Plan Share Allocations being at the total discretion of the Committee, no shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, may) direct the Trustee to sell all Common Stock in the Plan Share Reserve and return the proceeds from such sale to the Bank at any time. The Holding Company shall have the right of first refusal upon the sale of any Common Stock by the Trustee.


                                   ARTICLE VII
             VESTING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01    VESTING OF PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. The Plan provides for the grant of Base Grants, Performance grants, and High Performance Grants.

             (i) BASE GRANTS. The Committee shall determine which of the Employees referenced in Section 6.01 above shall be granted Base Grants, the amount of such Base Grants and the timing of the vesting of such grants.

             (ii) PERFORMANCE GRANTS. Commencing on the first anniversary of the effective date of this Plan, Employees shall be eligible to receive Performance Grants under the Plan. Performance Grants shall only be granted upon attainment by the Bank of the Performance Goals established by the Committee in establishing Performance Allocations pursuant to Section 4.01(b) hereof.

             (iii) HIGH PERFORMANCE GRANTS. Commencing on the first anniversary of the effective date of this Plan, Employees shall also be eligible to receive High Performance grants. High Performance Grants shall only be granted upon attainment by the Bank of the High Performance goals established by the Committee in establishing High Performance Allocations pursuant to Section 4.01(b) hereof.

     (b) VESTING. Unless the Committee shall specifically provide to the contrary, Plan Shares subject to a Base Grant shall vest in equal installments over a five-year period commencing one year from the date of the grant of the Base Grant. With regard to Performance Grants and High Performance Grants, Plan Shares subject to Performance Grants or High Performance Grants shall vest in equal installments over a five-year period commending one year from the date on which the applicable

Performance Goals or High Performance Goals are attained. Notwithstanding the foregoing, the Committee may provide for a less or more rapid vesting rate than that set forth herein, and may accelerate the time at which a Grant vests in whole or in part. If the employment of a Recipient is terminated prior to the full vesting of a Grant for any reason (except as specifically provided in Subsections (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Plan Share Grant which have not theretofore vested.

     In determining the number of Plan Shares which vest, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and vest on the last anniversary in which the Plan Share Grant vests.

     (c) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(b) above, all Plan Shares subject to a Plan Share Grant held by a Recipient whose employment with the Bank or an Affiliate terminates due to death, Disability or, to the extent not prohibited by 12 C.F.R. Section 563b.3(g)(4), a Change in Control, shall vest as of the Recipient's last day of employment with the Bank or an Affiliate; Plan Shares subject to a Plan Share Allocation allocated to a Recipient whose employment with the Bank or an Affiliate terminates for any other reason shall not vest but shall remain in the Plan Share Reserve.

     (d) RETIREMENT. Notwithstanding the general rule contained in Section 7.01(b) above, all Plan Shares subject to a Plan Share Grant held by a Recipient whose employment with the Bank, the Holding Company or an other Affiliate terminates due to Retirement and who, as of the Recipient's last day of employment with the Holding Company, the Bank or Affiliate, is performing services on behalf of the Holding Company, the Bank or an Affiliate as a consultant or a director shall not be forfeited and shall continue to be earned as provided by Section 7.01(b); provided, however, that any unearned Plan Shares shall be forfeited upon such Recipient's termination of services as a consultant or director of the Holding Company, the Bank or any Affiliate. Plan Shares earned pursuant to this subsection shall be otherwise subject to the provisions of this Plan.

     (c) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Committee may be resolution immediately revoke, rescind and terminate any Plan Share Grant or Plan Share Allocation, or portion thereof, previously granted or allocated under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet vested, in the case of an Employee who is discharged from the Bank, the Holding Company or another for cause (as hereinafter defined), or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are distributed to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share distributed, an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Grant was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends so paid out.

     7.03    DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have vested.

     (b) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share vested. Payments representing accumulated dividends (and earnings thereon, if any) shall be made in cash or Common Stock.

     (c) WITHHOLDING. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary. If this Plan is qualified under 17 C.F.R. Section 240.16b-3 of the Exchange Act Rules, then any withholding shall comply with 17 C.F.R. Section 240.16b-3(e).

     7.04 VOTING OF PLAN SHARES. After a Plan Share Grant has been granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Grant and which have not yet vested and been distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. Recipients of Plan Share Allocations shall not direct the voting of Plan Shares subject to Plan Share Allocations. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been granted and voted.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.01 ADJUSTMENTS FOR CAPITAL CHANGES. In the event of any change in the outstanding shares of Common Stock of the Holding Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Holding Company, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Grant or Plan Share Allocation relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan and Trust except as otherwise provided, rights and obligations under any Plan Share Grant granted or Plan Share Allocation allocated before an amendment shall not be altered or impaired by such amendment without the written consent of the Recipient. If the Plan becomes qualified under 17 C.F.R. Section 16(b)-3 of the rules and regulations promulgated under the Exchange Act and an amendment would require shareholder approval to retain the Plan's qualification under such Rule 16(b)-3, then such amendments shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the Plan Share Grants granted thereunder. The power to amend or terminate shall include the power to direct the Trustee to return to the Bank all or any part of the assets of the Trust, including proceeds from the sale of shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Grants not yet vested to the Recipients to whom they are granted. However, the termination of the Trust shall not affect a Recipient's right to vest in Plan Share Grants and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant.

     8.03 NONTRANSFERABLE. Plan Share Grants and Plan Share Allocations shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be vested in and distributed to the Recipient who was notified in writing of the Plan Share Grant by the Committee pursuant to
Section 6.03.

     8.04 EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Grant or allocation of a Plan Share Allocation hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Bank or an Affiliate thereof, or the Holding Company.

     8.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Grant or Plan Share Allocation, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to him or her.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed by the internal laws of the State of California.

     8.07 APPROVAL OF THE PLAN AND EFFECTIVE DATE. Pursuant to OTS regulations, the Plan must be approved by a majority of the Holding Company's stockholders. This Plan will be effective as of the Effective Date, assuming stockholder approval has been obtained. No Plan Share Allocations or Plan Share Grants shall be made prior to the Effective Date. In the event that the Plan does not receive stockholder approval, the Plan will be null and void.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (1) 21 years from the Effective Date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Grants previously granted, and such Plan Share Grants shall remain valid and in effect until they have been vested and distributed, or by their terms expire or are forfeited.

     8.09    COMPLIANCE WITH SECTION 16.  If this Plan is qualified under
17 C.F.R. Section 240.16b-3 of the Exchange Act Rules, with respect to persons subject to Section 16 of the Exchange Act, and unless hereafter otherwise determined by the Committee, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law.

                                                                     APPENDIX C


                         BROADWAY FINANCIAL CORPORATION
                            LONG TERM INCENTIVE PLAN

                                    Section 1

                                     PURPOSE

     The purpose of this Broadway Financial Corporation 1996 Long Term Incentive Plan (this "PLAN") is to increase stockholder value and to advance the interests of Broadway Financial Corporation (the "HOLDING COMPANY") and its subsidiary, Broadway Federal Bank, f.s.b. (the "BANK") (the Holding Company and Bank are collectively referred to herein as the "COMPANY") by awarding equity based incentives designed to attract, retain and motivate employees.

                                    Section 2

                                 ADMINISTRATION

     2.1. ADMINISTRATION BY COMMITTEE. This Plan shall be administered by a committee (the "COMMITTEE") consisting of two or more members of the Holding Company's Board of Directors ("Board"), who are appointed and may be removed by the Board, and who are "disinterested persons" within the meaning of Securities and Exchange Commission Rule 16b-3 ("RULE 16B-3") promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE").

     2.2. AUTHORITY. Subject to the provisions of this Plan, the Committee shall have the authority to (a) manage and control the operation of this Plan, (b) interpret and construe the provisions of this Plan, and prescribe, amend and rescind rules and regulations relating to this Plan, (c) make awards under this Plan in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted), (d) modify the terms of outstanding awards, (e) prescribe the form of agreement, certificate or other instrument evidencing any award under this Plan, (f) correct any defect or omission and reconcile any inconsistency in this Plan or in any award hereunder, and (g) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of this Plan. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

                                    Section 3

                                  PARTICIPATION

     All employee of the Company, or of any subsidiaries or affiliates, are eligible to receive awards granted pursuant to this Plan. Subject to the terms and conditions of this Plan, the Committee shall determine and designate from time to time the employees of the Company and its subsidiaries and affiliates (including employees who are directors) who shall receive awards under this Plan ("PARTICIPANTS").

                                    Section 4

                           SHARES SUBJECT TO THIS PLAN

     4.1. NUMBER OF SHARES RESERVED. Subject to adjustment in accordance with subsection 4.2, the maximum number of shares of common stock, $0.01 par value, of the Holding Company ("COMMON STOCK") which may be issued under this Plan shall not exceed 62,488 shares in the aggregate, and shall not exceed 4,463 shares with respect to any one individual in any calendar year. Such shares may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine. The number of shares related to awards that expire unexercised or are forfeited, surrendered, terminated or cancelled (except for shares of Common Stock withheld or surrendered to satisfy tax withholding obligations) shall again be available for additional awards under this Plan unless this Plan shall have terminated.

     4.2. ADJUSTMENTS TO SHARES RESERVED. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization of the Company affecting the Common Stock, the type and number of shares of stock which are or may be subject to awards under this Plan and the terms of any outstanding awards (including the price at which shares of stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under this Plan.

                                   Section 5

                                 STOCK OPTIONS

     5.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee shall designate the Participants to whom options to purchase shares of Common Stock ("OPTIONS") are to be awarded under this Plan and shall determine the number, type and terms of the Options to be awarded to each of them. Each Option awarded under this Plan shall be a "nonqualified stock option" for tax purposes, unless the Option satisfies all of the requirements of Section 422 of the Code and the Committee designates such Option as an "Incentive Stock Option".

     5.2. OPTION PRICE. The "Option Price" for any Option awarded hereunder shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is awarded. The "Fair Market Value" of a share of Common Stock as of any date shall be equal to the average of the high and low bid prices of the Common Stock or the closing sale price thereof as reported by an applicable transaction reporting system or stock exchange on the date preceding the applicable date or, if no bid quotations or sale prices of Common Stock are reported on such date, the average of the high and low bid prices or closing sale price of a share of Common Stock on the date as of which trading in the Common Stock was last reported on the applicable transaction reporting system or exchange. If the Common Stock is not listed or admitted to trading on any exchange or system that reports actual sale prices or bid and asked quotations, the Fair Market Value of a share of Common Stock shall be as determined in good faith by the Committee.

     5.3. OPTION EXPIRATION DATE. All rights to purchase shares of Common Stock pursuant to an Option shall cease as of the date (the "OPTION EXPIRATION DATE") established by the Committee at the time of the award of such Option (subject to any earlier permitted termination by the Committee), but in no event later than the date which is ten years after the date on which the Option is awarded. Unless provided otherwise by the Committee, if the employment of a Participant terminates for any reason, his or her nonvested options shall terminate and his or her vested options shall be exercisable no later than the earliest to occur of (i) twelve months after termination of the Participant's employment if termination is by reason of his or her becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his or her death, (ii) 90 days after the date of his or her termination of employment for any other reason, or (iii) the Option Expiration Date.

     5.4. VESTING. Each Option awarded under this Plan shall vest (become exercisable), either in whole or in part, at such time or times as shall be determined by the Committee at the time the Option is granted, or at such earlier time or times as the Committee shall subsequently determine.

     5.5. MANNER OF EXERCISE. An Option may be exercised by a Participant (or, in the event of his or her death, by the person or persons to whom that right passes by will or by the laws of descent and distribution), to the extent then vested, by giving written notice of such exercise to the Secretary of the Company at the principal executive offices of the Company prior to the Option Expiration Date; provided, however, that an Option may only be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares (and, if required by the Committee, any applicable withholding taxes) in such form and manner as the Committee may from time to time approve.

                                    Section 6

                            STOCK APPRECIATION RIGHTS

     6.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee shall designate the employees to whom stock appreciation rights ("SARs") are to be awarded under this Plan and shall determine the number and terms of the SARs to be awarded to each of them. An SAR may be awarded in tandem with an Option at the time the Option is granted or thereafter. Notwithstanding any provision of this Section 6 to the contrary, an SAR awarded in tandem with an Option shall be exercisable only to the extent that the related Option is exercisable.

     6.2. PAYMENT. Subject to the terms and conditions of this Plan, upon exercise of an SAR, a Participant shall be entitled to receive the number of shares of Common Stock having a Fair Market Value (as of the date of exercise) equal to:

     (a) the number of shares of Common Stock as to which the SAR is exercised;


                    MULTIPLIED BY

     (b) the excess of the Fair Market Value (as of the date of exercise) of a share of Common Stock over the exercise price of the SAR;

provided, however, that, in lieu of fractional shares of Common Stock, a Participant shall be entitled to receive an appropriate cash payment; and provided, further, that the Committee, in its sole discretion, may elect to settle the SAR (or any portion thereof) in cash equal to the Fair Market Value on the exercise date of any or all of the shares of Common Stock that would otherwise be issuable upon such exercise.

     6.3. SAR EXPIRATION DATE. All rights to acquire shares of Common Stock pursuant to an SAR shall cease as of the date (the "SAR EXPIRATION DATE") established by the Committee at the time of award (subject to any earlier permitted termination by the

Committee), but in no event later than the date which is ten years after the date on which the SAR is awarded. Unless provided otherwise by the Committee, if the employment of a Participant terminates for any reason, his or her nonvested SARs shall terminate and his or her vested SARs shall be exercisable no later than the earliest to occur of (i) twelve months after termination of the Participant's employment if termination is by reason of his or her becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his or her death, (ii) 90 days after the date of his or her termination of employment for any other reason, or (iii) the SAR Expiration Date.

     6.4. VESTING. Each SAR awarded under this Plan shall become exercisable, either in whole or in part, at such time or times as shall be determined by the Committee at the time the SAR is granted, or at such earlier times as the Committee shall subsequently determine.

     6.5. MANNER OF EXERCISE. An SAR may be exercised, in whole or in part to the extent then vested, by giving written notice of such exercise to the Secretary of the Company prior to the date on which the SAR expires. Such notice shall specify the number of shares with respect to which the SAR is exercised. As soon as practicable after receipt of such notice, the Company shall deliver to the Participant certificates for the shares of Common Stock or cash or both to which the Participant is entitled pursuant to subsection
6.2. To the extent that an SAR that is awarded in tandem with an Option is exercised, the related Option will be cancelled, and to the extent that an Option awarded in tandem with an SAR is exercised, the tandem SAR will be cancelled.

                                    Section 7

                        LIMITED STOCK APPRECIATION RIGHTS

     7.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee may designate that limited stock appreciation rights ("LSARs") are to be awarded in tandem with all or a portion of any Option award under this Plan. An LSAR may be awarded in tandem with an Option at the time the Option is granted or thereafter. Notwithstanding any provision of this Section 7 to the contrary, an LSAR shall be exercisable only to the extent that the related Option is exercisable. Unless otherwise provided by the Committee, an LSAR shall not be exercised in whole or part prior to the date which is six months after the date of award of the LSAR and may only be exercised following a Change in Control (as defined in subsection 7.5) of the Company.

     7.2. PAYMENT. Subject to the terms and conditions of this Plan, upon exercise of an LSAR, a Participant shall be entitled to receive a cash payment equal to:

     (a) the number of shares of Common Stock as to which the LSAR is exercised;

                    MULTIPLIED BY

     (b) the excess of the Fair Market Value (as of the date of exercise) of a share of Common Stock over the exercise price of the LSAR.

     7.3. LSAR EXPIRATION DATE. All rights to exercise an LSAR shall cease as of the date (the "LSAR EXPIRATION DATE") established by the Committee at the time of the award (subject to any earlier permitted termination by the Committee), but in no event later than the date which is ten years after the date on which the LSAR is awarded. Unless provided otherwise by the Committee, if the employment of a Participant terminates for any reason, his or her nonvested LSARs shall terminate and his or her vested LSARs shall be exercisable no later than the earliest to occur of (i) twelve months after termination of the Participant's employment if termination is by reason of his or her becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his or her death, (ii) 90 days after the date of his or her termination of employment for any other reason, or (iii) the LSAR Expiration Date. Notwithstanding any provision of this subsection 7.3 to the contrary, an LSAR shall be exercisable only to the extent that the underlying Option is exercisable.

     7.4. MANNER OF EXERCISE. An LSAR may be exercised, in whole or in part to the extent then vested, by giving written notice of such exercise to the Secretary of the Company after the date of a Change in Control and prior to the date on which the LSAR expires. Such notice shall specify the number of shares with respect to which the LSAR is exercised. To the extent that an LSAR is exercised, the related Option will be cancelled, and to the extent that an Option awarded in tandem with an LSAR is exercised, the tandem LSAR will be cancelled.

                                    Section 8

                                RESTRICTED STOCK

     8.1. AWARDS. Subject to the terms and conditions of this Plan, the Committee shall designate the employees to whom shares of "Restricted Stock" shall be awarded under this Plan and determine the number of shares and the terms and conditions of each such award. Each Restricted Stock award shall entitle the Participant to receive shares of Common Stock upon the terms and conditions specified by the Committee and subject to the following provisions of this Section 8.

     8.2. RESTRICTIONS. All shares of Restricted Stock awarded hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

     (a) a required period of employment with the Company, as determined by the Committee, prior to the vesting of the shares of Restricted Stock;

     (b) a prohibition against the sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of Restricted Stock for a specified period as determined by the Committee; and

     (c) a requirement that the holder of shares of Restricted Stock forfeit all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions.

All restrictions on shares of Restricted Stock awarded pursuant to this Plan shall expire, and such shares shall vest in the Participant when they were awarded, at such time or times as the Committee shall specify.

     8.3. REGISTRATION OF SHARES. Shares of Restricted Stock awarded pursuant to this Plan shall be registered in the name of the Participant and, in the discretion of the Committee, may be deposited with an entity designated by the Committee or with the Company. The Committee may require the Participant to endorse a stock power in blank with respect to shares of Restricted Stock awarded to the Participant.

     8.4. STOCKHOLDER RIGHTS. Subject to the terms and conditions of this Plan, during any period in which shares of Restricted Stock are subject to forfeiture or restrictions on transfer, each Participant who has been awarded shares of Restricted Stock shall have such rights of a stockholder with respect to such shares as the Committee may designate at the time of the award, including the right to vote such shares and the right to receive all dividends paid on such shares. Unless otherwise provided by the Committee, stock dividends or dividends in kind and any other securities distributed with respect to Restricted Stock shall be restricted to the same extent and subject to the same terms and conditions as the Restricted Stock to which they are attributable.

     8.5. LAPSE OF RESTRICTIONS. Subject to the terms and conditions of this Plan, at the end of any time period during which the shares of Restricted Stock are subject to forfeiture or restrictions on transfer, such shares will vest and thereupon be delivered free of all restrictions to the Participant (or to the Participant's legal representative, beneficiary or heir).

                                    Section 9

                                     GENERAL

     9.1. EFFECTIVE DATE. This Plan will become effective on the date it is adopted by the Holding Company's Board of Directors, subject to its approval by the Company's stockholders. Awards may be issued under this Plan prior to the time stockholder approval is obtained, but if stockholder approval is not received within twelve months of this Plan's adoption, such awards shall be cancelled and be of no effect. In no event may an Option or SAR be exercised, or restrictions on Restricted Stock lapse, prior to the date stockholder approval is obtained.

     9.2. DURATION. This Plan shall remain in effect until all awards made under this Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated in accordance with the terms of this Plan and the award and until all restrictions imposed on shares of Common Stock issued under this Plan have lapsed. No award may be made under this Plan after the tenth anniversary of the date this Plan is adopted by the Company's Board of Directors.

     9.3. NON-TRANSFERABILITY OF INCENTIVES. No Option, SAR, LSAR or share of Restricted Stock may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution), and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, awards may be exercised only by him or her or by his or her guardian or legal representative.

     9.4. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. In the event that a Participant ceases to be an employee of the Company for any reason, including death, any awards then outstanding may be exercised or shall expire in accordance with the terms of this Plan and the award.

     9.5.  EFFECT OF CHANGE IN CONTROL.

     (a) To the extent not then prohibited by 12 C.F.R. Section 563b.3(g)(4) or other applicable regulation or law, unless determined otherwise by the Committee, upon a Participant's termination of employment within the twelve months following a Change in Control, all unvested Restricted Stock awards shall become fully vested and all Options, SARs and LSARs shall be exercisable for a period ending on the earlier of the Expiration Date of the Option, SAR or LSAR or the first anniversary of the Participant's termination of employment. Notwithstanding the foregoing provisions of this subsection 9.5, in the event of a Change in Control as the result of a Terminating
          Event, a Participant's Options, SARs, LSARs and Restricted Stock will become exercisable pursuant to this paragraph only if no provision has been made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of the awards theretofore granted hereunder, or the substitution for such awards of new awards issued by the successor corporation or, if applicable, the publicly traded entity that is the parent entity of the successor corporation, with such appropriate adjustments as may be determined or approved by the Committee, in which event this Plan and the awards theretofore granted or substituted therefor shall continue in the manner and under the terms so provided.

     (b) As used in this Plan, a "Change in Control" of the Company shall mean an event of a nature that (i) would be required to be reported in response to Item 1 of a current report filed on Form 8-K pursuant to
          Section 13 or 15(d) of the Exchange Act as in effect on the Effective Date of this Plan; or (ii) results in any person acquiring control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended and the rules and regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the Effective Date of this Plan, (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); and, without limitation, such a change in control shall be deemed to have occurred at such time as (A) any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company, and including any such persons that may be deemed to be acting in concert with respect to the Bank or the Holding Company, or the acquisition, ownership or voting of Bank or Holding Company securities) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax-qualified employee benefit plan of the Bank;
          or (B) individuals who constitute the Board on the date of the adoption of this Plan by the Board of Directors of the Holding
          Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same
          Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of liquidation reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction in which the Bank or Holding Company is not the resulting entity (a "TERMINATING EVENT") is approved by the Board and the stockholders or otherwise occurs; or (D) solicitations of stockholders of the Holding Company, by someone other than the Incumbent Board of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to this Plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company; or (F) any other event, transaction or series of transactions occurs as a result of which any person may be deemed to "acquire control" of the Bank or the Holding Company
          (as such terms are defined in the regulations of the OTS set forth at 12 C.F.R. Part 574 as in effect on the effective date of this
          Plan).

     9.6.  COMPLIANCE WITH APPLICABLE LAW AND WITHHOLDING.

     (a) This Plan shall be governed by and construed in accordance with the internal laws of the State of California. Notwithstanding any other provision of this Plan, the Company shall have no obligation to issue any shares of Common Stock under this Plan if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

     (b) Prior to the issuance of any shares of Common Stock under this Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of Securities Act of 1933, as amended.

     (c) With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any award under this Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3.

     (d) If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any of the foregoing) of any type of award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award, the issuance of shares of Common Stock pursuant to any award, or the removal of any restrictions imposed on shares subject to an award, such award shall not be made and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     (e) All awards and payments under this Plan are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any award under this Plan or to collect as a condition of any payment under this Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the

          Committee, a Participant may elect to have any distribution otherwise required to be made under this Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

     9.7. NO CONTINUED EMPLOYMENT. This Plan does not constitute a contract of employment or continued service, and participation in this Plan will not give any employee or Participant the right to be retained in the employ of the Company or the right to continue as a director of the Company or any right or claim to any benefit under this Plan unless such right or claim has specifically accrued under the terms of this Plan or the terms of any award under this Plan.

     9.8. TREATMENT AS A STOCKHOLDER. Any award to a Participant under this Plan shall not create any rights in such Participant as a stockholder of the Holding Company until shares of Common Stock are registered in the name of the Participant.

     9.9. AMENDMENT OF THIS PLAN. The Board may, at any time and in any manner, amend, suspend or terminate this Plan; provided, however, that no such amendment or discontinuance shall:

     (a) make any "material" (as such term is interpreted from time to time for purposes of Rule 16b-3) increase in the number of shares reserved under subsection 4.1 without stockholder approval;

     (b) make any other change that would disqualify this Plan, or any award granted under this Plan, intended to be so qualified, from the exemption provided by Rule 16b-3; or

     (c) alter or impair the rights of Participants with respect to awards previously made under this Plan without the consent of the holder thereof.

                                                                     APPENDIX D


                         BROADWAY FINANCIAL CORPORATION
                  1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


I.   PURPOSE

     The purpose of this 1996 Stock Option Plan for Outside Directors (the "PLAN") is to promote the growth and profitability of Broadway Financial Corporation (the "HOLDING COMPANY") and Broadway Federal Bank, f.s.b. (the "BANK") by providing Outside Directors (as defined in Section II(a)) of the Holding Company and its affiliates, including the Bank, with an incentive to achieve the long-term objectives of the Holding Company and to attract and retain non-employee directors of outstanding abilities by providing such outside directors with an opportunity to acquire an equity interest in the Holding Company.

II.  GRANT OF OPTIONS

     (a) INITIAL GRANT. Each member of the Board of Directors of the Holding Company or any of its affiliates not also serving as a full-time employee of the Holding Company or any of its affiliates (an "OUTSIDE DIRECTOR"), who was serving in such capacity on the date of the Holding Company's initial public offering of securities and who is continuing in such service at the effective date of this Plan, is hereby granted a nonqualified stock option ("OPTION") to purchase shares of the common stock, $0.01 par value of the Holding Company ("COMMON STOCK"), subject to adjustment pursuant to Section IV, based on the number of his or her years of service with the Holding Company or any of its affiliates on a non-cumulative basis in accordance with the following schedule:

          YEARS OF SERVICE                   SHARES GRANTED
          ----------------                   --------------

               0 - 2                               892
               3 - 14                            1,620
              15 - 18                            3,101

     The purchase price per share of the Common Stock deliverable on exercise of Options shall be the Fair Market Value (as defined in paragraph (d) below) of the Common Stock on the date of grant. The grants provided for in this paragraph (a) shall be deemed granted on the Effective Date (as defined in Section V).

     (b) GRANTS TO SUBSEQUENT OUTSIDE DIRECTORS. Each Outside Director who is first elected as a director subsequent to the Effective Date ("SUBSEQUENT OUTSIDE DIRECTOR") shall be granted an Option in accordance with the following:

          (i) To the extent shares are then available under this Plan, as of the date on which such Subsequent Outside Director is qualified and first begins to serve as an Outside Director, the Subsequent Outside Director shall be granted an Option to purchase 892 shares of Common Stock, subject to adjustment pursuant to Section IV.

         (ii) The purchase price per share of the Common Stock deliverable upon exercise of such Option shall equal the Fair Market Value of a share of Common Stock on the date the Option is granted.

        (iii) If sufficient shares are not available under this Plan to fulfill the grants of Options provided for in subparagraph (i) above, and thereafter shares become available for such purpose, each Subsequent Outside Director who has not previously received an Option for the full number of shares set forth in subparagraph
               (i) above, shall receive an Option to purchase the number of shares of Common Stock determined by dividing pro rata among each such Subsequent Outside Directors the number of shares then available under this Plan, but in no event shall a Subsequent Outside Director receive an Option for a number of shares which exceeds the number of shares set forth in subparagraph (i). The date of grant for Options awarded under this subparagraph (iii) shall be the date shares become available. The purchase price per share of the Common Stock deliverable upon exercise of each such Option shall equal the Fair Market Value of a share of Common Stock on the date the Option is granted.

     (c) INELIGIBILITY. An Option under this Plan shall not be granted to any Outside Director who at any previous time was an employee of either the Holding Company or the Bank and in such capacity was eligible to receive any Options to purchase Common Stock.

     (d) FAIR MARKET VALUE. For purposes of this Plan, "Fair Market Value" means the average of the high and low bid prices of the Common Stock as reported by the Nasdaq Small-Cap Stock Market (as published by the Wall Street Journal, if then so published) or, if the Common Stock is then listed on or quoted through a stock exchange or transaction reporting system on or through which actual sale prices are regularly reported, the closing sale price of the Common Stock, on the grant date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was quoted or traded, as the case may be.

III. TERMS AND CONDITIONS

     (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Holding Company and the recipient specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions as are necessary or appropriate and not inconsistent with the terms of this grant.

     (b) VESTING. Subject to paragraph (e) below, each Option granted shall vest (become exercisable) in five annual cumulative installments of twenty percent (20%) per year, commencing on the first anniversary of the grant date and each subsequent anniversary thereof.

     (c) MANNER OF EXERCISE. The Option may be exercised from time to time, in whole or in part to the extent then vested, by delivering a written notice of exercise to the Chief Executive Officer of the Holding Company. Such notice is irrevocable and must be accompanied by full payment of the exercise price (as determined in accordance with Section II(a) or (b)) in cash or shares of previously acquired Common Stock of the Holding Company, or in a combination of cash and previously acquired shares. To the extent shares of Common Stock are tendered in payment of all or part of the exercise price, such shares shall be valued at the Fair Market Value thereof on the date of exercise.

     (d) TRANSFERABILITY. Each option granted herein may be exercised only by the Outside Director to whom it is issued or in the event of the Outside Director's death, his or her personal representative(s) or designee(s), heir(s) or devisee(s), if applicable under paragraph (e) below.

     (e) TERMINATION OF SERVICE; CHANGE OF CONTROL. Upon the termination of Outside Director's service on the Board for any reason other than Disability (as defined herein), death, Removal for Cause (as defined herein) or, to the extent not prohibited by 12 C.F.R. Section 563b.3(g)(4), following a Change in Control (as defined herein) of the Bank or the Holding Company, the Outside Director's Option shall be exercisable within the period described in paragraph (f) below, but only to the extent the Option was vested at the date of termination.

     In the event of death or termination of service due to Disability of any Outside Director or, to the extent not prohibited by 12 C.F.R. Section 563b.3(g)(4), following a Change in Control of the Bank or Holding Company, an Option held by such Outside Director, whether or not exercisable at such time, shall become immediately exercisable by the Outside Director or the Outside Director's legal representatives or beneficiaries. In the event of a Change in Control as the result of a Terminating Event (as defined herein), the Outside Director's Option will become exercisable pursuant to this paragraph only if no provision has been made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of the Options theretofore granted hereunder, or the substitution for such Options of new awards issued by the successor corporation or, if applicable, the publicly traded entity that is the parent entity of the successor corporation, with such appropriate adjustments as may be determined or approved by a committee of the Board of Directors or its successor, in which event this Plan and the Options theretofore granted or substituted therefor shall continue in the manner and under the terms so provided.

     For purposes of this Plan the following terms are defined as follows:

          (i) As used herein, a "CHANGE IN CONTROL" of the Bank or the Holding Company shall mean an event of a nature that (i) would be required to be reported in response to Item 1 of a current report filed on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") as in effect on the Effective Date of this Plan; or (ii) results in any person acquiring control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and the rules and regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the Effective Date of this Plan by the Board of Directors of the Holding Company (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS), and, without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations of the Securities and Exchange Commission ("SEC") thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company, and including any such persons that may be deemed to be acting in concert with respect to the Bank or the Holding Company, or the acquisition, ownership or voting of Bank or Holding Company securities) is or becomes the "beneficial owner" (as defined in

                 Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to stock form and any securities purchased by any tax-qualified employee benefit plan of the Bank or the Holding Company; or (B) individuals who constitute the Board on the date of the adoption of this Plan by the Board of Directors of the Holding Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of liquidation, reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction is not the resulting entity (a "TERMINATING EVENT"), is approved by the Board of Directors and stockholders or otherwise occurs; or (D) solicitations of stockholders of the Holding Company, by someone other than the Incumbent Board of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to this Plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company; or
                 (F) any other event, transaction or series of transactions occurs as a result of which any person may be deemed to "acquire control" of the Bank or the Holding Company (as such terms are defined in the regulations of the OTS set forth at 12 C.F.R. Part 574 as in effect on the Effective Date).

          (ii) "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Outside Director to perform his or her duties as such. If requested by the Board of Directors, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of such Director's lifetime.

          (iii) "REMOVAL FOR CAUSE" means the removal of the Outside Director by shareholder, regulatory or other appropriate action because of a material loss to the Holding Company or one of its affiliates caused by the Outside Director's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

     (f)  TERMINATION OF OPTION.  Each Option shall expire upon the earlier of
(i) 120 months following the date of grant, or (ii) one year following the date on which the recipient ceases to serve in the capacity of Outside Director, consultant or advisory director for any reason other than Removal for Cause. If the Outside Director dies before fully exercising any portion of an Option then exercisable, such Option may be exercised by such Outside Director's beneficiary, personal representative(s), heir(s) or devisee(s) at any time within the one year period following his or her death; provided, however, that in no event shall the option be exercisable more than 120 months after the date of its grant. If the Outside Director's service terminates on account of Removal for Cause, Option awarded to him or her shall expire upon such removal.

IV.  COMMON STOCK SUBJECT TO THIS PLAN

     The shares which shall be issued and delivered upon exercise of Options granted under this Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased by the Holding Company. The number of shares of Common Stock reserved for issuance under this Plan shall not exceed 26,781 shares of the Common Stock, subject to adjustments pursuant to this
Section IV. Any shares of Common Stock subject to an Option which for any reason either terminates unexercised or expires, shall again be available for issuance under this Plan.

     In the event of any change or changes in the outstanding Common Stock of the Holding Company by reason of any stock dividend or stock split, recapitalization, reorganization, merger, consolidation, spin-off, combination or any similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options granted under this Plan and the exercise price of such Options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to recipient under this Plan.

V.   APPROVAL AND EFFECTIVE DATE OF THIS PLAN

     Pursuant to OTS regulations, this Plan must be approved by the OTS and a majority of the Holding Company's stockholders. This Plan shall become effective on December 1, 1995 (the "EFFECTIVE DATE"), stockholder approval has been obtained. No Options shall be granted under this Plan prior to the Effective Date. In the event this Plan does not receive stockholder approval, this Plan shall be null and void.

VI.  TERMINATION OF THIS PLAN

     The right to grant Options under this Plan will terminate automatically upon the earlier of ten years after the Effective Date of this Plan or the issuance of the maximum number of shares of Common Stock reserved for issuance pursuant to this Plan.

VII. AMENDMENT OF THIS PLAN

     This Plan may be amended from time to time by the Board of Directors of the Company provided that Section II and III hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the respective rules thereunder. Except as provided in Section IV hereof, rights and obligations under any Option granted before an amendment shall not be altered or impaired by such amendment without the written consent of the optionee. If this Plan satisfies the requirements of Rule 16b-3 ("RULE 16B-3") of the Exchange Act, and an amendment would require stockholder approval to retain this Plan's exemption under Rule 16b-3, then subject to the discretion of the Board of Directors of the

Holding Company, such amendment shall be presented to stockholders for ratification, provided, however, that the failure to obtain stockholder ratification shall not affect the validity of this Plan as so amended and the Options granted thereunder.

VIII. APPLICABLE LAW

     This Plan shall be governed by and construed in accordance with the internal laws of the State of California.

IX.  COMPLIANCE WITH SECTION 16

     Unless otherwise hereafter determined by the Board of Directors of the Holding Company, to the extent that any provision of this Plan fails to satisfy the requirements of Rule 16b-3, such provisions shall be deemed null and void, to the extent permitted by law.

REVOCABLE PROXY

                         BROADWAY FINANCIAL CORPORATION
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 3, 1996

    The undersigned hereby appoints Paul C. Hudson and Bob Adkins, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorizes each of them to represent and to vote as designated below all shares of the Common Stock of Broadway Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the annual Meeting of Stockholders of the Company to be held on July 3, 1996, or any adjournment thereof.

    PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN DARK INK AND SIGN AND DATE ON THE REVERSE SIDE -- MARK ONLY ONE BOX FOR EACH ITEM

       1.  Election of Mr. Lyle A. Marshall as director to serve     / / FOR    / / WITHHOLD
           until the Annual Meeting to be held in 1999.
       2.  Election of A. Odell Maddox as director to serve until    / / FOR    / / WITHHOLD
           the Annual Meeting to be held in 1999.
       3.  The Board of Directors Proposal to ratify appointment of  / / FOR    / / AGAINST    / /
           Ernst & Young LLP as Company's independent auditing firm  ABSTAIN for the fiscal years 1996 and 1997.
       4.  The Board of Directors Proposal to approve the            / / FOR    / / AGAINST    / /
           Recognition and Retention Plan for Outside Directors.     ABSTAIN
       5.  The Board of Directors Proposal to approve the 1996       / / FOR    / / AGAINST    / /
           Performance Equity Program for Officers and Directors.    ABSTAIN
       6.  The Board of Directors Proposal to approve the Long Term  / / FOR    / / AGAINST    / /
           Incentive Plan.                                           ABSTAIN
       7.  The Board of Directors Proposal to approve the 1996       / / FOR    / / AGAINST    / /
           Stock Option Plan for Outside Directors.                  ABSTAIN
       8.  In the discretion of the proxy holder(s) on such other business as may properly come before the Annual Meeting
           or any adjournment thereof.

             IMPORTANT -- PLEASE SIGN AND DATE AND RETURN PROMPTLY

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED IN ITEMS 1 AND 2, FOR THE PROPOSALS LISTED IN ITEMS 3-7, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON MATTERS DESCRIBED IN ITEM 8.

    When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Whether or not you plan to attend the Annual Meeting, you are urged to SIGN AND RETURN this proxy promptly. You may revoke this proxy at any time prior to its use.
Dated: _____________________ , 1996

            (Signature of Stockholder)                 (Signature(s) of Additional Stockholder(s))

    Please sign your name EXACTLY as it appears hereon, date and return this proxy in the reply envelope provided. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL PROXY CARDS RECEIVED.

                          Please Do Not Fold This Card